SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant (X)
                 Filed by a Party other than the Registrant ( )

                           Check the appropriate box:

( )  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DIOMED HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

       ( ) Fee paid previously with preliminary materials.

       ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule, or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                              DIOMED HOLDINGS, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 13, 2002

     As a stockholder of DIOMED HOLDINGS, INC., a Nevada corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Special Meeting of Stockholders of the Company to be held at the offices of our counsel, McGuireWoods LLP, 9 W. 57th Street, Suite 1620, New York, NY 10019, at 10:00 a.m., local time, on May 13, 2002, for the following purpose:

     To approve an Agreement and Plan of Merger dated as of April 5, 2002 pursuant to which the Company's state of incorporation would change from Nevada to Delaware, by means of the Company's merging with and into a new Delaware corporation, also to be named Diomed Holdings, Inc., so that the stockholders of the Company would become stockholders of Diomed Holdings, Inc., a Delaware corporation.

     Only stockholders of record at the close of business on April 16, 2002 will be entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. The transfer books will not be closed.

     If the Reincorporation Proposal is approved at the Special Meeting, the Company reserves the right to abandon the proposed reincorporation under certain circumstance. See the sections of this Proxy Statement captioned "Abandonment or Amendment of the Merger Agreement" and "Dissenters' Rights" for further details.

     We hope you can attend the Special Meeting in person. Even if you plan to attend, however, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

     Your attention is directed to the attached Proxy Statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS,
                                             LISA M. BRUNEAU
                                             SECRETARY

Andover, Massachusetts
April 16, 2002

                              DIOMED HOLDINGS, INC.
                                 ONE DUNDEE PARK
                                ANDOVER, MA 01820
                                  978-475-7771

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 13, 2002

         The Special Meeting of Stockholders (the "Special Meeting") of Diomed Holdings, Inc., a Nevada corporation (the "Company"), will be held on May 13, 2002, at the time and place and for the purposes set forth in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof.

         The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

         Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Special Meeting, if he or she so desires. The persons named in the form of proxy solicited by the board of directors will vote all proxies which have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposal described herein, the persons named in the proxy also may vote in favor of a proposal to recess the Special Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Special Meeting.

         This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about April 22, 2002.

                                VOTING SECURITIES

         Holders of record of the Company's Common Stock, par value $0.001 per share ("Common Stock"), and holders of record of the Company's Class A Convertible Preferred Stock $0.001 ("Class A Stock"), at the close of business on April 16, 2002 (the "Record Date") have the right to receive notice of and to vote at the Special Meeting. As of the Record Date, 14,200,000 shares of Common Stock and 3,691,422.5 shares of Class A Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held, and each holder of Class A Stock is entitled to four votes for each share held, with respect to all matters to be voted upon at the Special Meeting.

         Presence in person or by proxy of the holders of representing a majority of the outstanding shares of Common Stock and Class A Stock entitled to vote at the Special Meeting will constitute a quorum. The affirmative vote of a majority of such stockholders entitled to vote, taken as a whole, will be required to act on the Proposal. Action on all other matters to come before the meeting shall be approved if the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required under Nevada law or the Company's Articles of Incorporation. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. In the case of the Proposal, an abstention from voting on a matter has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Nevada law, broker non-votes on a matter will have no effect on the outcome of the vote, except in the case of the Proposal.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

     The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of April 16, 2002, are as follows:

                                                                          Amount and Nature of
                                                                          Beneficial Ownership
                                                                        (NUMBER OF SHARES)(1)(2)
                                                                         -----------------------
                                                                                                   PERCENT
       NAME AND ADDRESS OF BENEFICIAL OWNER                   TITLE OF CLASS         TOTAL         OF CLASS
       -------------------------------------                  --------------         -----         --------
       Ajmal Khan                                                 Common          4,417,826(3)      15.2%
       c/o Verus International Group Limited
       PO Box 309 G.T.
       South Church Street
       Cayman Islands

       Winton Capital Holdings Ltd                                Common          2,785,000(4)       9.6%
       1177 West Hastings, Suite 2000
       Vancouver, British Columbia


         (1) On an as-converted basis, and based on 28,965,690 shares of the Company's voting stock being issued and outstanding, which includes 14,200,000 shares of the Company's Common Stock and 3,691,422.5 shares of the Company's Class A Stock, each share of which has four times the number of votes as enjoyed by one share of Common Stock, and which shares of Class A Stock are convertible into shares of Common Stock at a 4:1 (common to preferred) conversion ratio.

         (2) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise. Shares are stated in terms of equivalent shares of the Company's common stock.

         (3) Includes 40,000 warrants issued to Verus International Group Limited in connection with the October 2001 and December 2001 bridge loan financings.

         (4) Includes 40,000 warrants issued to Winton Capital Holdings Ltd. in connection with Diomed's October 2001 and December 2001 bridge loan financings.

                                    PROPOSAL

                 APPROVAL OF REINCORPORATION PROPOSAL, INCLUDING
                          AGREEMENT AND PLAN OF MERGER

DESCRIPTION OF THE PROPOSED REINCORPORATION

         The board of directors believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Nevada to Delaware, and proposes this transaction for the approval of the Company's stockholders (the "Reincorporation Proposal"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting the Delaware General Corporation Law (the "DGCL") and the increased ability of the Company to attract and retain qualified directors. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the board of directors to adopt various mechanisms that may enhance the Board's ability to negotiate favorable terms for the stockholders in the event of an unsolicited takeover attempt, the proposed Certificate of Incorporation (the "Delco Certificate of Incorporation") and bylaws for Diomed Holdings (Delaware), Inc. ("Delco") are substantially similar to the Company's current Articles of Incorporation and bylaws. The Reincorporation Proposal is not being proposed to prevent an unsolicited takeover attempt, nor is it in response to any attempt known to the board of directors to acquire control of the Company, obtain representation on the board of directors or take significant action that affects the Company.

         The reincorporation will be effected by merging the Company with and into Delco. Delco is a Delaware corporation that has recently been organized at the direction of the Company to facilitate the reincorporation. Upon completion of the reincorporation, the Company will cease to exist in accordance with the Nevada General Corporation Law (the "NGCL"), and Delco will operate the business of the Company under the existing Company name, Diomed Holdings, Inc. Pursuant to the Agreement and Plan of Merger between the Company and Delco (the "Merger Agreement"), each outstanding share of Common Stock will be converted automatically into one share of Delco Common Stock, par value $0.001 per share ("Delco Common Stock"), and each outstanding share of Class A Stock will be converted automatically into four shares of Delco Class A Convertible Preferred Stock, par value $0.001 per share ("Delco Class A Preferred Stock").

         Delco will assume and continue the outstanding stock options and all other employee benefit plans of the Company. As of the Effective Date, each outstanding and unexercised option, warrant or other right to purchase shares of Class A Preferred Stock will become an option, warrant or right to purchase four times that number of shares of Delco Class A Preferred Stock on the same terms and conditions, except that, as to those options originally issued under the Diomed 1998 Incentive Stock Plan and the Diomed 2001 Employee Stock Option Plan (collectively, the "Stock Option Plans"), such options will be exercisable at one-fourth the exercise price stated therein, and, as to all other options, warrants or stock purchase right, the exercise price thereof shall be adjusted as provided by the Merger Agreement.

         The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation, the Certificate of Designations and the bylaws of Delco, copies of which are attached hereto as EXHIBITS A, B, C and D respectively.

PRINCIPAL REASONS FOR THE REINCORPORATION

         As the Company plans for the future, the board of directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The board of directors believes that Stockholders will benefit from the responsiveness of the DGCL.

         For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Both the NGCL and the DGCL permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company will continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, the DGCL provides greater protection to directors than the NGCL and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada case law.

         There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that a corporation may take and as to the conduct of the board of directors under the business judgment rule. The Company believes that the stockholders will benefit from the well-established principles of corporate governance that judicial precedents developed under the DGCL affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

         The reincorporation will effect a change in the legal domicile of the Company, but not its physical location. The reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The directors of the Company will become the directors of Delco Each stock option, warrant or other right to acquire Company Class A Stock will automatically be converted into an option, warrant or right to purchase four times that number of shares of Delco Class A Preferred Stock upon the same terms, and subject to the same conditions, as apply to the current option, warrant or right, except that such options, warrants and rights will be exercisable at one-fourth the exercise price currently stated therein. Also, Delco will assume all of the Company's employee benefit plans. The Company's other employee benefit arrangements will also be continued by Delco upon the terms and subject to the conditions currently in effect.

NO SURRENDER OF STOCK CERTIFICATES

         After the effective date of the reincorporation (the "Effective Date"), certificates that represent shares of Company Common Stock will automatically represent the same number of shares of Delco Common Stock. Shares of Company Class A Stock are not represented by certificates, and appropriate adjustments to reflect the conversion of the Company Class A Stock into Delco Class A Preferred stock will be made on the respective stock ledgers of the Company and Delco as of the Effective Date. To the extent, however, that certificates have been issued to represent shares of Class A Preferred Stock, these certificates will automatically represent four times that number of shares of Delco Class A Preferred Stock.

STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES

         All Delco Common Stock and all Delco Class A Preferred Stock issued as a result of the reincorporation will be deemed issued as of the Effective Date. After the Effective Date, stockholders of the Company will be entitled to vote the number of shares of Delco Common Stock and Delco Class A Preferred Stock, respectively, into which their shares of Company Common Stock and Company Class A Stock have been converted.

MARKET FOR COMMON STOCK

         The Company Common Stock is traded on The American Stock Exchange, Inc. (the "AMEX") under the symbol "DIO." As of March 22, 2002, there were 98 record holders of Company Common Stock. Because Delco is a newly formed corporation and there is currently no established trading market for its securities, no information can be provided as to historical market prices for Delco Common Stock. It is intended that, upon the Effective Time, such shares would, like Company Common Stock, be traded on the AMEX under the symbol "DIO."

         Since February 22, 2002 our common stock has been listed on the AMEX under the symbol "DIO." Between November 2001 and February 22, 2002 our stock was quoted on the OTC Electronic Bulletin Board under the name of our predecessor, Natexco, with the symbol "NATX." Prior to November, 2001, there was no market for our common stock. The following table sets forth for the periods indicated the high and low bid price information for the common stock as reported on the AMEX and the OTC Electronic Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

PERIOD                                         HIGH          LOW
------                                        ------         -----
February 22 to March 22, 2002                  $9.00         $3.86
January 16, to February 21, 2002               $1.01         $0.70
Fourth Quarter 2001                            $1.00         $0.77

         On March 22, 2002, the closing bid price on the AMEX for our common stock was $4.10. As of March 22, 2002 there were 98 holders of our common stock.


ANTICIPATED DIVIDEND POLICY

         The reincorporation is not expected to affect dividend policy. The Company has never paid a cash dividend on its Common Stock and does not anticipate paying cash dividends on its Common Stock in the foreseeable future. The payment of cash dividends, if any, will be made only from assets legally available for that purpose, and will depend on the Company's financial condition, results of operations, current and anticipated capital requirements, restrictions under then existing debt instruments and other factors deemed relevant by the board of directors. Holders of Delco Common Stock and/or Delco Class A Preferred Stock will be entitled to receive dividends when, as and if declared by the board of directors of Delco out of funds legally available therefor.

RESALES OF DELCO STOCK

         The extent to which shares of Delco Common Stock to be issued to stockholders of the Company in connection with the reincorporation will be freely transferable by those stockholders will be determined by the extent to which shares of the Company's Common Stock are freely tradable by the stockholders. In general, if a stockholder is not deemed to be an "affiliate" of Delco or the Company, the shares will be freely tradable by the stockholder. Affiliates are generally defined as persons who control, are controlled by, or are under common control with Delco or the Company.

         None of the shares of the Company's Common Stock purchased in the private placement completed in February, 2002 (the "Placement Common Stock") are freely tradable by their holders until those shares have been registered with the U.S. Securities and Exchange Commission (the "SEC") and until certain contractual obligations restricting the transfer of such shares (known as "lockup" restrictions) have been satisfied. As a result, none of the shares of Delco Common Stock to be issued in exchange for the Placement Common Stock to those stockholders in the reincorporation will be freely tradable until registered with the SEC.

         In similar fashion, none of the shares of the Company's Class A Stock are freely tradable by their holders until the shares have been registered with the SEC. As a result, none of the shares of Delco Class A Preferred Stock to be issued in the reincorporation to those stockholders will be freely tradable until registered with the SEC.

         After the reincorporation, Delco will be obligated, as is the Company, to file a registration statement with the SEC that registers for resale to the public the Placement Common Stock and the shares of common stock into which the shares of Class A Stock are to be converted. The Company anticipates that the initial filing of a resale registration statement will occur prior to June 14, 2002. If neither the Company nor Delco files the registration statement, or if the registration statement does not become effective, then after the applicable holding period (which generally is one year), holders of the Placement Common Stock and the underlying Common Stock may sell their shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act").

         Under Rule 144, each holder of Placement Common Stock or underlying Common Stock who complies with the conditions of Rule 144 (including those that require the holder's sales to be aggregated with sales by certain other persons) would be able to sell in the public market, without registration, a number of shares not to exceed, in any three-month period, the greater of (i) 1% of the outstanding shares of Delco Common Stock, and (ii) the average weekly trading volume in such shares during the preceding four calendar weeks. The ability to resell shares of Delco Common Stock received in the reincorporation under Rule 144 will be subject to Delco's having satisfied its reporting requirements under the Securities Exchange Act of 1934, as amended, for specified periods prior to the time of sale.

ANTICIPATED EFFECTIVE DATE

         If the holders of a majority of the outstanding shares of the Company approve the Merger Agreement, it will become effective upon satisfaction of certain conditions. When the Secretary of State of Nevada and the Secretary of State of Delaware each has issued a Certificate of Merger, the reincorporation will become effective. Subject to receipt of any requisite administrative approvals and the satisfaction of all other conditions of the reincorporation, the parties believe the reincorporation will be effective on or before May 14, 2002.

ABANDONMENT OR AMENDMENT OF THE MERGER AGREEMENT

         Consummation of the reincorporation is subject to certain conditions as specified in the Merger Agreement, including obtaining the required approval of stockholders. The Merger Agreement may be abandoned by the affirmative vote of a majority of the board of directors of either the Company or Delco, whether or not the stockholders of the Company or Delco have cast their votes with regard thereto. This may occur if certain dissenters' rights are exercised by the holders of Company Class A Stock (see the section captioned "Dissenters' Rights," below), if the AMEX fails to approve Delco's application to list its shares on the exchange (see the section captioned "AMEX Listing,", below) or for other reasons. The Merger Agreement may be amended by the mutual consent of the parties with the authorization or approval of the respective Boards of directors of the Company and Delco; however, the consideration to be received by holders of Company Common Stock and Company Class A Stock cannot be changed after such stockholders have approved the Merger Agreement without further stockholder approval.

ACCOUNTING FOR THE TRANSACTION

         Upon consummation of the reincorporation, the historical financial statements of the Company will become the historical financial statements of Delco. Total stockholders' equity will be unchanged as a result of the reincorporation.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of Company Common Stock who receive Delco Common Stock in exchange for their Company Common Stock and/or Delco Class A Preferred Stock in exchange for their Company Class A Stock as a result of the proposed reincorporation. No state, local, or foreign tax consequences are addressed herein.

         This discussion does not address the state, local, federal or foreign income tax consequences of the reincorporation that may be relevant to particular Company stockholders, such as dealers in securities, or those Company stockholders who exercise dissenters' rights or who acquire their shares upon the exercise of stock options, warrants or other rights to purchase shares of capital stock. In view of the varying nature of such tax considerations, each stockholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

          (a) No gain or loss should be recognized by the stockholders of the Company upon conversion of their Company Common Stock into Delco Common Stock, or upon conversion of their Company Class A Stock into Delco Class A Preferred Stock, in each case pursuant to the reincorporation;

          (b) The aggregate tax basis of Delco Common Stock and Delco Class A Preferred Stock received by each stockholder of the Company in the reincorporation should be equal to the aggregate tax basis of Company Common Stock and Company Class A Stock, respectively, converted in exchange therefor;

          (c) The holding period of Delco Common Stock and Delco Class A Preferred Stock received by each stockholder of the Company in the reincorporation should include the period during which the stockholder held his or her Company Common Stock and Company Class A Stock, as applicable, converted therefor, provided such Company Common Stock or Company Class A Stock, as applicable, is held by the stockholder as a capital asset on the Effective Date of the reincorporation; and

          (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the reincorporation.

         The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the reincorporation under the Code. The Company expects to receive an opinion from its legal counsel,

McGuireWoods LLP, substantially to the effect that the reincorporation should qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by the Company and Delco. The Company believes the reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code.

DISSENTERS' RIGHTS

         Certain transactions proposed by a Nevada corporation (such as the Company) which require stockholder approval may entitle the stockholders to dissent from the proposed transaction and obtain payment from the corporation of the fair value of such dissenting stockholder's shares, as provided by Chapter 92A (and specifically, 92A.300 through 92A.500) of the Nevada Revised Statutes. A copy of these provisions of Chapter 92A is attached hereto as EXHIBIT E, and the following discussion is qualified in its entirety by reference to EXHIBIT E.

         Under these provisions, a stockholder who has been given notice of dissenters' rights and who wishes to assert dissenters' rights must cause the Company to receive, before the vote on the Reincorporation Proposal is taken, written notice of the stockholder's intention to demand payment for the stockholder's shares if the proposed corporate action is effectuated. Any such notice is to be delivered to the Company at One Dundee Park, Andover, MA 01820,
Attention: Corporate Secretary. Chapter 92A also provides that appraisal rights are not available to holders of shares: (a) listed on a national securities exchange; (b) included in the national market system by the National Association of Securities Dealers; or (c) held of record by at least 2,000 stockholders, unless holders of stock are required to accept in the merger anything other than any combination of cash, owner's interests or owner's interests and cash in lieu of fractional shares of: (i) the surviving or acquiring entity in the merger, or
(ii) another entity that, at the effective date of the merger, will be: (A) listed on a national securities exchange, (B) included in the national market system by the National Association of Securities Dealers, or (C) held of record by at least 2,000 stockholders.

         Accordingly, because the Company Common Stock is listed on the AMEX, the holders of Company Common Stock are not entitled to appraisal rights in connection with the reincorporation. The holders of Company Class A Preferred Stock, however, are entitled to dissenter's rights in connection with the reincorporation because none of the circumstances listed above applies to the Company Class A Stock.

         Pursuant to applicable Nevada law, a record stockholder may assert dissenters' rights on behalf of a beneficial owner of shares owned by such record stockholder if the record stockholder dissents with respect to all shares beneficially owned by such beneficial stockholder and causes the issuer to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of such beneficial stockholder. When a record stockholder dissents with respect to the shares held by any one or more beneficial stockholders, each such beneficial stockholder must certify to the issuer that the beneficial stockholder and the record stockholder or record stockholders of all shares owned beneficially by the beneficial stockholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. In addition, a beneficial stockholder may assert dissenters' rights as to shares held on the beneficial stockholders' behalf only if (a) the beneficial stockholder causes the issuer to receive the record stockholders' written consent to the dissent not later than the time the beneficial stockholder asserts dissenters' rights and (b) the beneficial stockholder dissents with respect to all shares beneficially owned by the beneficial stockholder.

         In order to exercise their dissenter's rights, holders of Class A Stock must notify the Company in writing prior to the vote on the Reincorporation Proposal at the Special Meeting that they intend to exercise these rights, must not vote in favor of the Reincorporation Proposal, and, to the extent applicable, must comply with the procedures with respect to shares beneficially owned described above. A holder of Class A Stock who fails to vote against the Reincorporation Proposal or in fact does vote against the Reincorporation Proposal will have waived his or her dissenters' rights in respect of the reincorporation unless such stockholder provides the Company with written notice of his or her intention to exercise such rights prior to the time when the Company submits the Reincorporation Proposal to a stockholder vote at the Special Meeting.

         If the Reincorporation Proposal is approved, the Company will be required to give written notice to all stockholders who properly exercised their dissenters' rights under Chapter 92A (I.E., the holders of Company Class A Stock who properly notified the Company of their intent to exercise their dissenters' prior to the vote on the Reincorporation Proposal at the Special Meeting and who did not vote in favor of the Reincorporation Proposal. Any such stockholder who is given such notice and who wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice (which terms shall include the date by which the Company must receive a payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice is given), (a) cause the Company to receive a payment demand, and (b) deposit the stockholders' certificates.

         The Company's management believes that the Reincorporation Proposal is to the advantage of all stockholders, but management is also of the view that the Company should not consummate the Merger if the costs of doing so would place an inordinate demand on the Company's cash assets. Accordingly, if holders of Company Class A Stock exercise their dissenters' rights as aforesaid and as a result the Company believes that it could be obligated to pay to such dissenting stockholders an amount in excess of $100,000, in the aggregate (including legal and other costs and expenses), then the Company may, at its option, as determined by the board of directors, abandon the Merger, terminate the Merger Agreement and thereby cause the proposed reincorporation not to occur.


AMEX LISTING

         Delco has applied to the AMEX to list its shares. As a result, after the Merger, the shares of Delco Common Stock will be traded on the AMEX in place of shares of the Company's Common Stock. The AMEX has not yet approved the application. If the AMEX does not approve Delco's listing application, then the Company will abandon the Merger, terminate the Merger Agreement and thereby cause the proposed reincorporation not to occur.

ANTI-TAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the board of directors to acquire control of the Company, obtain representation on the board of directors or take significant action that affects the Company.

         Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the DGCL, from which Delco will not opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the board of directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of Nevada and Delaware - Stockholder Approval of Certain Business Combinations." Certain measures permitted under the DGCL, which Delco does not presently intend to implement, include establishing a staggered board of directors and delineating in the certificate of incorporation or bylaws when stockholders may call a special meeting. The NGCL also permits the establishment of a staggered board of directors, but the Company has not done so. The NGCL allows for a special meeting of stockholders to be called when authorized under the bylaws or when called by resolution of the board of directors. For a detailed discussion of certain of the changes that will be implemented as part of the Reincorporation Proposal, see "Significant Differences Between the Articles of Incorporation and the Delco Certificate of Incorporation." For a more complete discussion of differences between the corporate laws of Nevada and Delaware, see "Significant Differences Between the Corporation Laws of Nevada and Delaware."

         In addition, while both the NGCL and the DGCL permit a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a Board of directors under the business judgment rule with respect to unsolicited takeover attempts. The board of directors has no current intention following the reincorporation to amend the Delco Certificate of Incorporation or bylaws to include provisions which might deter an unsolicited takeover attempt; however, in the discharge of its fiduciary obligations to the stockholders, the board of directors will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the board of directors' ability to negotiate with an unsolicited bidder.

SIGNIFICANT DIFFERENCES BETWEEN THE NEVADA ARTICLES OF INCORPORATION AND THE DELAWARE CERTIFICATE OF INCORPORATION

         The board of directors believes that the following summary of the significant differences between the Company's Articles of Incorporation and the Delco Certificate of Incorporation is a fair one, but it should be understood that it is merely a summary, does not purport to be complete and is qualified in its entirety by reference to the Company's Articles of Incorporation and the Delco Certificate of Incorporation, copies of which are attached as Exhibits to this Proxy Statement.

         CHANGE IN AUTHORIZED CAPITAL STOCK. The number of shares of capital stock authorized to be issued by the Company is 85,000,000 shares, consisting of 80,000,000 shares of Company Common Stock and 5,000,000 shares of Company preferred stock, par value $0.001 per share, of which 4,300,000 shares are designated Company Class A Stock. This differs from the number of shares of capital stock authorized to be issued by Delco, which is 100,000,000 shares, consisting of 80,000,000 shares of Delco Common Stock and 20,000,000 shares of preferred stock, of which 18,000,000 shares are designated Delco Class A Preferred Stock. Hence, while the number of authorized shares of Delco Common Stock is the same as the number of authorized shares of Company Common Stock, the number of authorized shares of Delco Class A Preferred Stock is four times the number of shares of Company Class A Stock. The reason for this difference is to allow for the conversion, by virtue of the reincorporation, of one share of Company Class A Stock into four shares of Delco Class A Preferred Stock, and also to authorize a sufficient number of shares of Delco Class A Preferred Stock to be reserved for issuance under the Company's present option plans, which will be assumed by Delco in the reincorporation. Since the number of shares of Delco Class A Preferred Stock will be four times the number of shares of Company Class A Stock authorized, Delco needs to be authorized to issue a sufficient number of shares of Delco Class A Preferred Stock to allow for the four-to-one conversion ratio being caused by way of the Merger. A share of Delco Class A Preferred Stock will be convertible into one share of Delco Common Stock, whereas a share of Company Class A Stock is convertible into four shares of Company Common Stock. A share of Delco Class A Preferred Stock will have one vote, whereas a share of Company Class A Stock has four votes.

         PREFERRED STOCK. Like the Articles of Incorporation, the Delco Certificate of Incorporation provides that the board of directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no current intention of doing so, the board of directors, without stockholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of the Company or Delco, or modifying the rights of holders of the Common Stock under either Nevada or Delaware law. The board of directors could also utilize such shares for further financing, possible acquisitions and other uses. The powers, preferences, rights, qualifications, limitations and restrictions of the Class A Stock are the same under the Articles of Incorporation and the Delco Certificate of Incorporation, except that the number of votes per share differs, in that each share of Company Class A Stock has the number of votes equal to four shares of Company Common Stock and each share of Delco Class A Preferred Stock has the number of votes equal to one share of Delco Common Stock. However, this difference does not impact the voting power of the Class A Stock, since by virtue of the reincorporation each share of Company Class A Stock will be converted into four shares of Delco Class A Preferred Stock.

         QUORUM AND VOTING. The Company's bylaws provide that a majority of the Company's capital stock issued and outstanding and entitled to vote at a meeting of its stockholders shall constitute a quorum. The Company's bylaws provide that when a quorum is present at a meeting of its stockholders, the holders of a majority of the Company's capital stock shall decide any question brought for a stockholder vote at such meeting. The bylaws of Delco contain substantially identical provisions.

         CUMULATIVE VOTING. The Company's Articles of Incorporation do not provide for cumulative voting. The Certificate of Incorporation of Delco does provide for cumulative voting, beginning at Delco's 2003 annual meeting of stockholders. Specifically, the Delco Certificate of Incorporation provides that in all elections of directors, each holder of voting stock shall be entitled to as many votes as shall equal the number of votes which such holder, but for the provision of cumulative voting, would be entitled to cast for the election of directors MULTIPLIED BY the number of directors to be elected, and that such holder may cast all of such votes for a single director or may distribute that number to be voted for any two or more of them as such holder may see fit.

         SIZE OF THE BOARD OF DIRECTORS. The Company's Articles of Incorporation provide for not less than one or more than seven directors, and its bylaws provide for a board of directors consisting of at least three but not more than seven directors, which number within that range is set by the board of directors. Likewise, the Certificate of Incorporation of Delco also provides not less than one or more than seven directors, and its bylaws also provide for a Board of directors consisting of at least three but not more than seven directors, as set by the board of directors. Under the NGCL, although changes in the number of directors, in general, must be approved by the holders of a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the stockholders. Delaware law permits the board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Delco Certificate of Incorporation provides that the number of directors will be as specified in the bylaws and authorizes the board of directors to adopt, alter or repeal the bylaws. Following the reincorporation, the board of directors could amend the bylaws to change the size of the board of directors without further stockholder approval. The Delco Certificate of Incorporation names the existing six directors of the Company as the initial directors of Delco.

         POWER TO CALL SPECIAL STOCKHOLDERS' MEETINGS. Under the NGCL, meetings of stockholders are to be called as provided by the bylaws. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The bylaws of the Company authorize only the President, the board of directors and the Chairman of the board of directors to call a special meeting of stockholders. The bylaws of Delco authorize only the board of directors and the Chairman of the board to call a special meeting of stockholders. The Articles of Incorporation of the Company and the Certificate of Incorporation of Delco are both silent as to the authority to call stockholder meetings. Therefore, the only substantive change contemplated in this respect is that the President of Delco will not be authorized to call a special meeting of stockholders, although the board of directors could in the future amend the bylaws of Delco without stockholder approval to change this provision.

         FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under the NGCL, the board of directors or the stockholders may fill any vacancy on the board of directors, other than one created by removal of a director elected by a voting group of stockholders. If a vacancy is created by removal of a director elected by a voting group of stockholders, the board of directors, the majority of the remaining directors elected by such voting group of stockholders, or the stockholders belonging to such voting group may fill such vacancy. If the number of directors remaining is less than a quorum, the majority of the remaining directors may fill such vacancy. Under the Company's bylaws, the majority of the remaining directors may fill any vacancy, even if the remaining directors represent less than a quorum, and even if there is only one remaining director. Under the DGCL, the majority of the directors then in office (even if less than a quorum or a sole remaining director) may fill any vacancies and newly created directorships, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The bylaws of Delco provide that any vacancy may be filled by a majority of the directors then in office, even if less than a quorum or there is only a sole remaining director.

         TRANSACTIONS WITH MAJOR STOCKHOLDERS, DIRECTORS, OFFICERS AND EMPLOYEES. Under the NGCL, certain transactions by a corporation, including a loan or guaranty or other financial assistance from a corporation to a stockholder having 10% or more of the voting power of the corporation, are subject to restrictions, such as obtaining prior approval of the board of directors and/or non-interested stockholders. Pursuant to the DGCL, certain transactions by a corporation with its directors or officers must be approved by the vote of the disinterested directors or the stockholders, or by the stockholders, after full disclosure. Additionally, the DGCL provides that loans, guarantees or other financial assistance to officers and employees of the corporation are permitted when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. The Articles of Incorporation and the bylaws of the Company and the Certificate of Incorporation and the bylaws of Delco are silent as to this issue.

         VOTING BY BALLOT. The bylaws of the Company provide that the election of directors at a stockholders' meeting may be by voice or a written ballet. The Certificate of Incorporation and the bylaws of Delco provide for the right to vote by these methods.

         LIMITATIONS ON PERSONAL LIABILITY OF DIRECTORS. The Delco Certificate of Incorporation contains a provision eliminating the personal liability of the directors to the extent permitted by the DGCL. The Company's Articles of Incorporation contain no analogous provision., although they do contain certain provisions which authorize the board of directors indemnify the officers, directors, employees and agents of the Company from damages arising from their services to the Company, and the Company's bylaws include provisions which grant such indemnification. The Certificate of Incorporation and bylaws of Delco have provisions which achieve substantially the same effect. These provisions are subject to the limitations imposed by the NGCL and the DGCL, which are substantially similar to each other, with the exception that the provisions of the NGCL are somewhat more restrictive than the DGCL in respect of the corporation's indemnification where the indemnified party engaged in misconduct, fraud or unlawful acts with respect to his or her activities upon which claims for damages are made.

SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW

         Nevada corporations laws and Delaware corporations laws differ in many respects. Although this Proxy Statement does not set forth all of the differences, certain of those differences, which may materially affect the rights of the stockholders, are as follows:

         COMPARISON OF STOCKHOLDER RIGHTS UNDER DELAWARE AND NEVADA LAW

         If the reincorporation is completed, Company Common Stock holders will become holders of Delco Common Stock, Company Class A Stock holders will become holders of Delco Class A Preferred Stock, and the rights of the Company's stockholders as holders of Delco stock will be governed by Delco's Certificate of Incorporation, bylaws, and Delaware law. These stockholders' rights will differ in several material respects from the rights former Company stockholders held under Company's Articles of Incorporation, bylaws and Nevada law.

         The following comparison summarizes certain material differences between the rights of Company stockholders and the rights of Delco stockholders. This summary is not a complete statement of the differences between the Delaware and Nevada law. It is also not a complete statement of the differences between the Delco Certificate of Incorporation and bylaws and the Company Articles of Incorporation and bylaws. The differences are too numerous to list in their entirety. However, certain differences, which may materially affect the rights of the stockholders, are as follows.

         AUTHORIZED CAPITAL STOCK

COMPANY

         The total number of authorized shares of capital stock of Company is 85,000,000 shares, consisting of 80,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which 4,300,000 shares are designated Class A Stock.

DELCO

         The total number of authorized shares of capital stock of Delco is 100,000,000, consisting of 80,000,000 shares of Delco Common Stock and 20,000,000 shares of Preferred Stock, par value $0.001 per share, of which 18,000,000 shares are designated Delco Class A Preferred Stock.

     The reason that the number and class of shares of capital stock of Delco has authorized differs from that which the Company has authorized is in order to is in order to allow for the conversion, by virtue of the reincorporation, of one share of Company Class A Stock into four shares of Delco Class A Preferred Stock. The increased number of authorized shares of Delco Class A Preferred Stock also covers the shares of Delco Class A Preferred Stock which may be issued in connection with certain stock options and warrants that the Company has issued, or which may be issued, pursuant to the Company's existing stock option plans (which will be assumed by Delco by virtue of the Merger).

         SIZE OF BOARD OF DIRECTORS

COMPANY

         The Company's Articles of Incorporation provide for not less than one or more than seven directors, and the Company's bylaws provide for not less than three or more than seven directors. The number of directors may be changed by unanimous vote of the directors. The NGCL permits the board of directors to determine the number of directors within the range stated in the Articles of Incorporation.

DELCO

         The Certificate of Incorporation of Delco also provides for not less than one or more than seven directors, and its bylaws also provide for not less than three or more than seven directors. The DGCL permits the board of directors, acting alone, to change the authorized number of directors by amendment to its bylaws, unless the directors are not authorized to amend the bylaws or unless the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following such approval of such change by the stockholders.)

         CLASSES OF DIRECTORS

COMPANY

         The Company's bylaws provides for one class of directors serving until their successors are elected at the next annual meeting of stockholders (unless a director dies, resigns or is removed before that meeting). The NGCL requires at least one-fourth of the directors to be elected annually.

DELCO

         Delco's bylaws also provide for one class of directors serving until their successors are elected at the next annual meeting of stockholders (unless a director dies, resigns or is removed before that meeting). Delaware law permits, but does not require, a board of directors divided into up to three classes with staggered terms, with only one class elected each year.


         AUTHORITY OF DIRECTORS. Both the NGCL and the DGCL give directors broad authority in managing the affairs of a corporation.

         FILLING VACANCIES ON THE BOARD OF DIRECTORS

COMPANY

         The NGCL provides that all vacancies, including those vacancies caused by an increase in the number of directors of a

Nevada corporation, may be filled by a majority of the remaining directors, even though less than a quorum, unless the articles of incorporation provide otherwise. If a director gives notice of his or her resignation to the board of directors, to become effective at a future date, the board may fill the vacancy to take effect when the resignation becomes effective, with the director so appointed to hold office during the remainder of the term of office of the resigning director.

DELCO

         Delaware law provides that any vacancy by death, resignation, removal or otherwise shall be filled as the bylaws provide, and that, unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

         Delco's bylaws provide that any vacancy shall be filled by the remaining directors, even though less than a quorum, or by a sole remaining director, and that each director so elected shall hold office until his or her successor is elected at an annual meeting or special meeting of the stockholders. The DGCL provides that any vacancy and newly created directorship created resulting from any increase in the authorized number of directors elected by all of the stockholders entitled to vote as a single class may be filled by a majority of the directors then in office even if the number of current directors is less than a quorum or only one director remains. Under the DGCL, if a vacancy is filled by less than a majority of the entire board of directors (measured before an increase in the size of the board), upon application of stockholders holding at least 10% of the outstanding voting shares, the Delaware Chancery Court may summarily order an election to fill vacancies or replace directors chosen by the directors then in office.

         REMOVAL OF DIRECTORS

COMPANY

         Under the NGCL, a director of a Nevada corporation may be removed by the holders of two-thirds of the shares entitled to vote thereon, unless the articles of incorporation of the corporation provide for a greater percentage (and the Company's do not). The NGCL does not distinguish between removal for cause and without cause. However, if the corporation's articles provide for cumulative voting to elect directors, such directors may not be removed other than by a vote of a sufficient number of shares to have prevented their election in the first instance.

DELCO

         Delaware law provides that any director or the entire board of directors of a Delaware corporation may generally be removed, with or without cause, by vote of the holders of a majority of the outstanding stock entitled to vote. A notice of the special meeting for removal must be provided, indicating an intention to act at such special meeting upon a director's removal.

         ANTI-TAKEOVER PROVISIONS (BUSINESS COMBINATIONS)

COMPANY

         The NGCL contains provisions that restrict the ability of a Nevada corporation to engage in any combination with an interested stockholder for three years after the date on which the interested stockholder acquired the shares that caused the stockholder to first become an interested stockholder, unless the board of directors before that date had approved the combination or the purchase of shares by the interested. If the combination was not previously approved, the interested stockholder may effect the combination after the three-year period only if that stockholder receives approval from a majority of the disinterested shares or the offer meets various fair price criteria.

         An "interested stockholder" means any person who is (a) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the corporation; or (b) an affiliate or associate of the corporation that at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the corporation.

         Under the NGCL, a person that acquires or offers to acquire ownership of "control shares" of a corporation (defined as shares obtained pursuant to a transaction in which an acquiring person reaches the 20%, 33% or majority ownership levels) has the right to vote those shares, and shares acquired within the previous 90 days, only to the extent granted by a resolution of the stockholders approved at a special or annual meeting, unless otherwise provided in the articles of incorporation or bylaws in effect on the tenth day following the control acquisition. The corporation must, within 50 days after delivery of certain information by the acquiring person, hold a special meeting to consider a resolution authorizing voting rights for the control shares, unless the acquiring person consents in writing to holding a meeting after 50 days. Unless the corporation's articles of incorporation provide otherwise, a resolution granting voting rights must be approved by a majority vote. The corporation may adopt a provision in its articles of incorporation or bylaws allowing mandatory redemption of the control shares if the acquiring party fails to make certain disclosures within ten days of acquiring the control shares, or the control shares are not accorded full voting rights at the meeting held for such purpose. Unless the articles of incorporation or bylaws of the corporation provide otherwise, if the acquiring party has acquired a majority (or larger) stake, and been accorded full voting rights, any holder that did not vote in favor of granting voting rights is entitled to put his or her shares to the corporation for "fair value" (defined as the highest price paid by the acquiring party for control shares). A corporation may impose stricter requirements than those established by this statute through a charter or by-law amendment or by resolution.

         The provisions of the NGCL relating to the acquisition of control shares of a Nevada corporation do not apply to an acquisition of stock in good faith, without an intention to avoid the statutory requirements, including acquisitions.

         Under the NGCL, when evaluating a change in control opportunity, the board of directors of a Nevada corporation may consider a number of constituencies, including the interests of employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and of society, and the long-term and short-term interests of the corporation and its stockholders and is not required to consider the effect of a change of control on any particular group having an interest in the corporation as a dominant factor.

DELCO

         Delaware law contains a provision that may protect Delaware corporations from hostile takeovers, and from actions following the takeover, by prohibiting certain transactions once an acquirer has gained a significant holding in the corporation.

         Section 203 of the DGCL prohibits "business combinations," by a corporation or a subsidiary with an interested stockholder that beneficially owns 15% or more of a corporation's voting stock within three years after the person becomes an interested stockholder, unless:

          a. the transaction that will cause the person to become an interested stockholder is approved by the board of directors of the target corporation prior to the transaction;

          b. after the completion of the transaction in which the person becomes an interested stockholder, the interested stockholder holds at least 85% of the voting stock of the corporation, excluding shares held by officers and directors of interested stockholders and shares held by specified employee benefit plans; or

          c. after the person becomes an interested stockholder, the business combination is approved by the board of directors of the corporation and holders of at least 66-2/3% of the outstanding voting stock, excluding shares held by the interested stockholder.

         A Delaware corporation may elect not to be governed by Section 203 by a provision contained in the original certificate of incorporation of the corporation or an amendment thereto or to the bylaws of the corporation, which amendment must be approved by a majority of the shares entitled to vote and may not be further amended by the board of directors of the corporation. This amendment is not effective until 12 months following its adoption.

         Delco has not made this election.

         STOCKHOLDER ACTION WITHOUT A MEETING

COMPANY

         Under the NGCL, any action required or permitted to be taken at a stockholders meeting may be taken without a meeting pursuant to the written consent of the holders of the number of shares of voting stock that would have been required to effect the action at an actual meeting of stockholders.

DELCO

         Under the DGCL, unless otherwise provided in the certificate of incorporation (and the Certificate of Incorporation of Delco does not provide otherwise), stockholders may take any action on which they are required or permitted to vote on without a meeting if a written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         CALLING SPECIAL MEETINGS OF STOCKHOLDERS

COMPANY

         Under the NGCL, meetings may be held in the manner provided by the bylaws of the corporation. The Company's bylaws provide that a special meeting of stockholders may be called at any time by the board of directors, the Chairman of the board of directors or by the President.

DELCO

         Under the DGCL, the board of directors of the corporation or any other person authorized to do so in the certificate of incorporation or the bylaws of the corporation may call a special meeting of stockholders of a Delaware corporation. Stockholders do not have the right to call a special meeting unless that right is given to the stockholders in the corporation's certificate of incorporation or bylaws. No such right is conferred by Delco's Certificate of Incorporation.

         SUBMISSION OF STOCKHOLDER PROPOSALSNeither the Company's Articles of Incorporation and bylaws nor Delco's Certificate of Incorporation or bylaws specify advance notice requirements for the submission of stockholder proposals.

         STOCKHOLDER VOTE REQUIRED FOR MERGERS Under the NGCL and the DGCL, a merger, share exchange or sale of all of a Nevada corporation's assets (that is not otherwise governed by an anti-takeover statute) must be adopted by the board of directors of the corporation and approved by a majority of the corporation's voting stockholders, unless stockholders of a class of stock are entitled to vote as a class, in which case the approval of each class is also required. However, no vote of stockholders of a constituent corporation surviving a merger is required if:

          a. the merger agreement does not amend the articles of incorporation of the surviving corporation;

          b. each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and

          c. either no shares of common stock of the surviving corporation are to be issued or delivered pursuant to the merger, or, if common stock will be issued or delivered, it will not increase the number of shares of common stock outstanding immediately prior to the merger by more than 20%.

         DIVIDENDS

COMPANY

         Except as otherwise provided in the articles of incorporation of a Nevada corporation, the NGCL authorizes the corporation to make dividend distributions to its stockholders, unless (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus any amount owed to stockholders with preferential rights superior to those receiving the distribution, if the corporation were dissolved at the time of distribution, unless such distribution is specifically allowed by the corporation's articles of incorporation.

         The Company's bylaws require the board of directors, before paying dividends, to set aside out of dividend funds such amounts as the directors, in their absolute discretion, think proper as a reserve to meet contingencies, to equalize dividends, to repair or maintain the Company's property and for such other purposes as the directors determine to be in the Company's best interests.

DELCO

         Under Delaware law, a Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

         The bylaws of Delco contain substantially similar provisions to those of the Company with respect to setting aside reserves from dividend funds.

         DISSENTERS' RIGHTS

COMPANY

         Nevada law provides stockholders of a Nevada corporation involved in a merger the right to dissent to a merger and demand and receive payment of the fair value of their stock in certain mergers. However, these rights are not available to holders of shares: (a) listed on a national securities exchange;
(b) included in the national market system by the National Association of Securities Dealers; or (c) held of record by at least 2,000 stockholders, unless holders of stock are required to accept in the merger anything other than any combination of cash, owner's interests or owner's interests and cash in lieu of fractional shares of: (i) the surviving or acquiring entity in the merger, or
(ii) another entity that, at the effective date of the merger, will be: (A) listed on a national securities exchange, (B) included in the national market system by the National Association of Securities Dealers, or (C) held of record by at least 2,000 stockholders.

DELCO

         The DGCL grants stockholders of a Delaware corporation involved in a merger the right to demand and receive payment of the fair value of their stock in certain mergers. However, appraisal rights are not available to holders of shares: (a) listed on a national securities exchange; (b) designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers; or (c) held of record by more than 2,000 stockholders, unless holders of stock are required to accept in the merger anything other than any combination of (1) shares of stock or depository receipts of the surviving corporation in the merger; (2) shares of stock or depository receipts of another corporation that, at the effective date of the merger, will be (A) listed on a national securities exchange, (B) designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers, or (C) held of record by more than 2,000 holders; and (3) cash instead of fractional shares of the stock or depository receipts received.

         Under both Nevada and Delaware law, stockholders are to receive prior notice of their rights to dissent, and a dissenting stockholder must deliver written notice of dissent prior to the vote on the corporate action giving rise to dissenters' rights. If such corporate action is approved, within ten days after such corporate action is effected, the corporation is to give written notice to those stockholders who properly notified the corporation of their exercise of dissenters' rights.

         In the case of a Nevada corporation, the notice to dissenters shall set forth certain procedures for making a demand for payment, depositing shares, etc., and shall contain certain documentation (including a copy of the statutory provisions granting dissenters' rights). In particular, a notice to dissenters by a Nevada corporation must state a date by which it is to receive a stockholder's demand for payment, which is to be not less than 30 nor more than 90 days after the date of the notice. The dissenting stockholder must make a written demand for payment and comply with the other procedures stated in the notice on or prior to the deadline. Within 30 days after receipt of a proper demand for payment, the corporation shall pay the dissenting stockholder the corporation's estimate of the fair value of the shares, plus interest, accompanied by an explanation of the corporation's estimate of fair value, certain financial information about the corporation and a statement as to further statutory rights of the dissenting stockholder. Within 30 days after receipt of payment, the dissenting stockholder may provide to the corporation his or her own estimate of fair value. If the matter is not resolved by agreement between the corporation and the stockholder within 60 days of the stockholder's notice of fair value, the corporation shall file a petition with its local district court seeking a determination of the fair value. If the corporation does not file such a petition within said 60-day period, then the corporation is to pay the stockholder his or her estimate of fair value. If a petition is timely filed, the district court shall conduct a proceeding to determine fair value, and may appoint appraisers in this connection. The court will grant a judgment to the relevant dissenting stockholders for the amount of any excess of fair value as determined by the court over the payment made by the corporation on account of the corporation's estimate of fair value, plus interest. The corporation shall bear the costs and expenses of such proceedings, although the court may determine an equitable allocation of fees and expenses made by the court.

         In the case of a Delaware corporation, the notice to dissenters shall set forth the effective date of the corporate action giving rise to dissenters' rights. A stockholder who properly notified the corporation of his or her exercise of dissenters' rights will then have

120 days after the effective date of the corporate action to obtain from the corporation a settlement of the fair value of his or her shares. Such stockholder may also withdraw his or her demand within 60 days after the effective date of the corporate action. If no agreement between the corporation and the dissenting stockholder as to the value of the shares in question is reached, the stockholder may, prior to the end of the 120-day period, file a petition for appraisal of the shares with the Delaware Court of Chancery to determine the fair value of the shares. If no such petition is filed within that 120-day period, the stockholder's appraisal rights shall cease. If a petition is timely filed, the fair value of the shares will be determined by the Court of Chancery, considering all relevant factors but excluding "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights. After determining the fair value, the Court of Chancery will issue an order to the corporation (or its successor) setting forth the amount to be paid to the dissenting stockholder (which may include interest and, if so applied for by the dissenting stockholder, certain expenses).

         INSPECTION OF RECORDS AND STOCKHOLDER LISTS

COMPANY

         Under the NGCL, any person that has been a stockholder of record of a Nevada corporation for at least six months, or any person holding or representing at least 5% of its outstanding shares, upon at least five days' written demand, may inspect its stock ledger and make copies from it. However, only stockholders of record that own or represent at least 15% of a corporation's shares have the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records; any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

DELCO

         The DGCL allows any stockholder to inspect and make copies of the stock ledger, a list of its stockholders and other books and records of a Delaware corporation for any proper purpose (that is any purpose reasonably related to that person's interest as a stockholder).

         STOCKHOLDER CLASS VOTING RIGHTS

COMPANY

         With respect to mergers, the NGCL requires voting by separate classes and series of shares if the plan of merger contains a provision that if contained in an amendment to the articles of incorporation of the corporation would entitle the particular class of stockholders to vote as a class on the proposed amendment.

         With respect to share exchanges, the NGCL requires voting by each separate class or series of shares included in the exchange, with each class constituting a separate voting class.

         The NGCL also requires, in addition to the affirmative vote otherwise required, voting and approval by the separate classes of shares for any amendment to the articles of incorporation if the amendment would alter or change any preference or relative or other right given to any such class or series of outstanding shares.

         DELCO

         Delaware law requires voting by separate classes of shares only with respect to amendments to a Delaware corporation's certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

         INDEMNIFICATION

COMPANY

         The NGCL provides that, subject to certain limitations in the case of derivative suits brought by a corporation's stockholders in its name, a corporation may indemnify any individual who is made a party to any third-party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably and actually incurred by him or her in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding, if the individual:

          a. acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or, in some circumstances, at least not opposed to its best interests, provided that the termination of any action or suit by judgment, order, settlement, conviction or on a plea of NOLO CONTENDRE does not create a presumption by itself that the individual did not act in good faith, and

          b. in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         To the extent a director, officer, employee or agent is successful on the merits or otherwise in the defense of this action, suit or proceeding, the corporation is required by the NGCL to indemnify the individual for reasonable and actual expenses incurred thereby.

         The Articles of Incorporation of the Company contain certain provisions which authorize the board of directors indemnify the officers, directors, employees and agents of the Company from damages arising from their services to the Company, and the Company's bylaws include provisions which grant such indemnification.

DELCO

         The DGCL provides that, subject to certain limitations in the case of derivative suits brought by a corporation's stockholders in its name, a corporation has the power to indemnify any individual who is made a party to any third-party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by him or her in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding, if the individual:

          a. acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or, in some circumstances, at least not opposed to its best interests; and

          b. in a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         The DGCL requires corporations to indemnify a director, officer, employee or agent to the extent such person is successful in the defense of the action, suit or proceeding, for reasonable expenses incurred. A Delaware corporation has the discretion to provide for the payment of such expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by such person to repay amounts advanced if such person is ultimately found not entitled to be indemnified.

         As with the Company, the Certificate of Incorporation of Delco has provisions which permit the board of directors to indemnify officers, directors, employees and agents. Delco's bylaws grant indemnification rights to the officers, directors and employees of Delco and its subsidiaries. Delco's Certificate of Incorporation also contains a provision which eliminates the personal liability of the directors, to the extent permitted by the DGCL.

         CHARTER AMENDMENTS

COMPANY

         Under the NGCL, amendments to the articles of incorporation may be adopted if recommended by the board of directors of the corporation and approved by a majority of the outstanding shares entitled to vote.

DELCO

         Under the DGCL, amendments to a certificate of incorporation require the approval of the board of directors of the corporation and stockholders holding a majority of the outstanding stock of the class entitled to vote on the amendment as a class, unless a different proportion is specified in the certificate of incorporation or by other provisions of the DGCL. In addition, amendments that make changes relating to the capital stock by increasing or decreasing the par value or the aggregate number of authorized shares of a class, or otherwise adversely affecting the rights of such class, must be approved by the majority vote of each class or series of stock affected, even if such stock would not otherwise have such voting rights.

         AMENDMENT OF BYLAWS

COMPANY

         Under the NGCL, the directors may amend the bylaws of the corporation, unless otherwise provided in the corporation's bylaws.

         The Company's Articles of Incorporation provide that Company's bylaws may be amended or repealed by the directors. The Company's bylaws specify that the bylaws may only be amended by the directors when acting on a unanimous vote of the directors.

DELCO

         Under Delaware law, holders of a majority of the voting power of a corporation, and, when provided in the certificate of incorporation, the directors of the corporation, have the power to adopt, amend and repeal the bylaws of a corporation.

         Delco's Certificate of Incorporation provides that Delco's bylaws may be amended or repealed by the directors. As with the Company, Delco's bylaws specify that the bylaws may only be amended by the directors when acting on a unanimous vote of the DIRECTORS.

         CONSTITUENCY PROVISIONS

COMPANY

         The NGCL contains a provision that provides that directors and officers of a corporation, in exercising their respective powers with a view to the interests of the corporation, may consider, in addition to the interests of the common stockholders of a corporation, any of the following:

          - the interests of the corporation's employees, suppliers, creditors and customers;

          - the economy of the state of Nevada and the nation;

          - the interests of the community and of society; and

          - the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may best be served by the continued independence of the corporation. The NGCL further provides that directors and officers are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.

DELCO

         The DGCL does not contain an equivalent provision requiring that the directors of a corporation consider the interests of any constituency other than the stockholders of a corporation.

         OTHER PROVISIONS OF THE NGCL AND THE DGCL. The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of a Nevada, as opposed to a Delaware, corporation. Such differences can be determined in full by reference to the NGCL and the DGCL. In addition, both the NGCL and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Articles of Incorporation and bylaws of the Company and the Certificate of Incorporation and bylaws of Delco materially modify the rights of stockholders which are generally provided under the NGCL and the DGCL in the areas of cumulative voting and preemptive rights of stockholders, required stockholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Significant Differences Between the Articles of Incorporation and the Delco Certificate of Incorporation."

COMPLIANCE WITH THE CORPORATIONS LAWS OF NEVADA AND DELAWARE

         Following the Special Meeting, if the stockholders approve the Reincorporation Proposal, the Company will submit the Articles of Merger to the office of the Secretary of State of the State of Nevada and the Certificate of Merger to the office of the Secretary of State of the State of Delaware for filing, in each case accompanied by the appropriate filing fees. No federal or state regulatory requirements must be complied with, nor approvals obtained, in connection with this transaction.

RECOMMENDATION

         Management and the board of directors of the Company believe the Reincorporation Proposal, including the Agreement, is in the best interests of the Company's stockholders and recommend a vote FOR the Reincorporation Proposal, including the Merger Agreement.

                                  OTHER MATTERS

         The board of directors does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Meeting. If any matters not set forth in the Notice of Meeting accompanying this proxy statement are properly brought before the Meeting in accordance with the Company's bylaws, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                                             BY ORDER OF THE BOARD OF DIRECTORS,
                                             LISA M. BRUNEAU
                                             SECRETARY
April 16, 2002

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                              DIOMED HOLDINGS, INC.
                             (A NEVADA CORPORATION)

                                       AND

                        DIOMED HOLDINGS (DELAWARE), INC.
                            (A DELAWARE CORPORATION)

         This Agreement and Plan of Merger (this "Agreement") is made and entered into as of April 5, 2002 by and between Diomed Holdings, Inc., a Nevada corporation ("Nevco"), and Diomed Holdings (Delaware), Inc., a Delaware corporation ("Delco").

                                    RECITALS

         1. The Board of Directors of Nevco has determined that it is in the best interests of Nevco and its stockholders for Nevco to change its state of incorporation;

         2. Nevco has caused Delco to be organized under Delaware law to facilitate the reincorporation of Nevco in Delaware; and

         3. The reincorporation will be effected by a merger under Nevada and Delaware law of Nevco with and into Delco in which each share of Common Stock of Nevco is converted into one share of Common Stock of Delco and each share of Class A Convertible Preferred Stock of Nevco is converted into four shares of Class A Convertible Preferred Stock of Delco.

         4. The respective Boards of Directors of Nevco and Delco have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

         NOW, THEREFORE, Nevco and Delco do hereby agree as follows:

         1. THE MERGER. Subject to the terms and conditions hereof, Nevco shall be merged with and into Delco (the "Merger") in accordance with the Nevada Business Corporation Act and the Delaware General Corporation Law. Delco shall be the surviving corporation. Delco shall succeed to and acquire all of the assets and assume all of the liabilities (each, without limitation or modification, whatsoever) of Nevco. The Merger shall become effective when certificates of merger have been filed with the Secretary of the State of Nevada and the Secretary of the State of Delaware (the "Effective Time"). At the Effective Time the separate corporate existence of Nevco shall cease, and the Merger shall have the effects stated in Section 259 of the Delaware General Corporation Law. At the Effective Time or as soon thereafter as possible, Delco's corporate name shall become Diomed Holdings, Inc.

         2. ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS. The Certificate of Incorporation and Bylaws of Delco in effect immediately prior to the consummation of the Merger shall be the Certificate of Incorporation and Bylaws of the surviving corporation and shall remain in effect following the Effective Time until amended or repealed. The directors and officers of Nevco immediately prior to the Effective Time shall be the directors and officers of the surviving corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, or by the certificate of incorporation or bylaws of the surviving corporation.

         3. CONVERSION OF SHARES; CANCELLATION OF CERTAIN RIGHTS AND SHARES. At the Effective Time, each share of Common Stock, par value $0.001 per share, of Nevco ("Nevco Common Stock") issued and outstanding immediately prior to the Effective Time, shall be automatically converted into one share of Common Stock, par value $0.001 per share, of Delco ("Delco Common Stock"), and each share of Class A Convertible Preferred Stock, par value $0.001 per share, of Nevco ("Nevco A Class Stock") issued and outstanding immediately prior to the Effective Time, shall be automatically converted into four shares of Class A Convertible Preferred Stock, par value $0.001 per share, of Delco ("Delco Class A Preferred Stock"). No other property, shares, other securities or considerations of any type will be distributed or issued in connection with or as a result of the Merger. At the Effective Time, each share of Delco Common Stock outstanding immediately prior to the Effective Time, and any outstanding shares of Delco Class A Preferred Stock, shall be cancelled, without payment of any consideration therefor. Each stock certificate that represents shares of Nevco Common Stock, after the Effective Time, shall represent the same number of shares of Delco Common Stock, and each stock certificate that represents shares of Nevco Class A Stock, after the Effective Time, shall represent four times the number of shares of Delco Class A Preferred Stock. Stockholders will not be required to surrender their stock certificates.

         4. EMPLOYEE AND DIRECTOR STOCK PLANS; NON-PLAN OPTIONS: WARRANTS; ETC..
(a) At the Effective Time, all stock option and other stock-based compensation plans of Nevco (the "Nevco Plans") shall automatically be continued as and become plans of Delco (the "Delco Plans"). Under the Delco Plans, Delco shall assume all of the rights and obligations of Nevco under the Nevco Plans. At the Effective Time, new options and similar rights to purchase shares of Delco Class A Stock (the "Delco Plan Options") under the Delco Plans shall be substituted for the options and similar rights granted under the Nevco Plans (the "Old Plan Options"), without any action on the part of grantees, and each Delco Plan Option shall be for four times the number of shares of Delco Class A Preferred Stock granted under the Old Plan Option, and each option shall be exercisable at a per share price equal to one-fourth the exercise price in the corresponding Old Plan Option, but otherwise subject to the same terms and conditions as each Old Plan Option . The substitution of Delco Plan Options for Old Plan Options shall be done in accordance with the provisions of Section 424(a) of the Internal Revenue Code of 1986.

         (b) At the Effective Time, Delco shall be deemed to have reserved and authorized the issuance of the number of shares of Delco Class A Preferred Stock under the Delco Plans that is equal to four times the number of shares of Nevco Class A Stock approved for issuance under the Nevco Plans that Nevco has not issued under the Nevco Plans prior to the Effective Time.

         (c) Beginning at the Effective Time and continuing until Delco shall have fully performed its obligations under this Section, Delco will promptly accept and execute each Nevco Non-Plan Option Novation Request (as defined below in this Section) and each Nevco Warrant Novation Request (as defined below in this Section) tendered to it by the holder of any Nevco Non-Plan Option or any Diomed Non-Plan Option and the holder of any Nevco Warrant or any Diomed Warrant, and, in either such case, will return to each such holder as soon as practicable thereafter (and in no event more than 30 Business Days) one original executed counterpart of each Nevco Non-Plan Option Novation Request or Nevco Warrant Novation Request submitted by such holder. After Delco's execution of any Nevco Non-Plan Option Novation Request, 100% of the number of Diomed Non-Plan Options referred to therein (or, if novated by Nevco after February 14, 2002, 400% of the number of Nevco Non-Plan Options referred to therein) shall become separate obligations of Delco under the terms and conditions set forth in the respective novation request, and the options referred to therein shall be options to purchase Delco Class A Preferred Stock. After Delco's execution of any Nevco Warrant Novation Request, 100% of the number of Diomed Warrants referred to therein (or, if novated by Nevco after February 14, 2002, 400% of the number of Nevco Warrants referred to therein) shall become separate obligations of Delco under the terms and conditions set forth in the respective novation request, and the warrants referred to therein shall be warrants to purchase shares of Delco Class A Preferred Stock. After giving full effect to the novation of any Nevco Non-Plan Option or Diomed Non-Plan Option, or the novation of any Nevco Warrant or Diomed Warrant, the price of each such option or warrant, as the case shall be, shall be the exercise price applicable thereto immediately prior to February 14, 2002. The Nevco Non-Plan Options or the Nevco Warrants referred to in the respective novation requests shall no longer be outstanding and shall automatically be cancelled and retired.

         (d)      As used in this Section,

               (i) "Nevco Non-Plan Option Novation Request" means the request, substantially in the form of EXHIBIT A to this Agreement, pursuant to which each holder of any options to acquire Class Stock of Nevco other than an option issued under the Diomed 1998 Stock Incentive Plan or the 2001 Diomed, Inc. Employee Stock Option Plan, that such options be novated by Delco to become options to purchase Delco Class A Preferred Stock, subject to the terms and conditions thereof, and includes any "Diomed Non-Plan Option Novation Request," as defined in the Agreement and Plan of Merger, dated as of January 27, 2002, among Pashleth Investment Ltd., Diomed Acquisition Corp. and Diomed, Inc., as thereafter assigned to Diomed Holdings, Inc. (the "January 27, 2002 Merger Agreement"), submitted after the Effective Date;

               (ii) "Nevco Warrant Novation Request" means the request, substantially in the form of EXHIBIT B to this Agreement, pursuant to which each holder of a warrant to acquire Nevco Class A Stock may request that such warrant be novated by Delco to become a warrant to purchase Delco Class A Preferred Stock, subject to the terms and conditions of the request, and includes any "Diomed Warrant Novation Request," as defined in the January 27, 2002 Merger Agreement, submitted after the Effective Date;

               (iii) "Diomed Warrant" has the meaning given it in the January 27, 2002 Merger Agreement; and

               (iv) "Diomed Non-Plan Option" has the meaning given it in the January 27, 2002 Merger Agreement.

         5. CONDITIONS TO THE MERGER. The Merger shall not be consummated unless the following conditions have been satisfied:

         (a) Holders of the issued and outstanding shares of Nevco Common Stock and the Nevco Class A Stock shall have approved this Agreement in accordance with Nevada law and the Articles of Incorporation of Nevco, and the sole stockholder of Delco shall have approved this Agreement, in accordance with Delaware law and the Certificate of Incorporation of Delco. None of such approvals shall have been revoked at or prior to the Effective Time.

         (b) Any and all approvals or consents shall have been obtained from any governmental agency having jurisdiction, and from other third parties that are, in the opinion of legal counsel for Nevco or Delco, required for the lawful consummation of the Merger and the issuance and delivery of Delco Common Stock and Delco Class A Preferred Stock as contemplated by this Agreement, and such approvals or consents shall not have been revoked.

         (c) Nevco and Delco shall have received, with respect to federal income taxes, either (i) a ruling from the Internal Revenue Service, or (ii) an opinion from such law or accounting firm as Nevco and Delco shall agree, in either case acceptable in form, qualification and substance to Nevco and Delco and their legal counsel, to the effect that:

               (1) The Merger should qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended;

               (2) No gain or loss should be recognized by the stockholders of Nevco upon the conversion of their Nevco Common Stock solely into Delco Common Stock pursuant to the Merger, or upon the conversion of their Nevco Class A Stock solely into Delco Class A Preferred Stock pursuant to the Merger;

               (3) No gain or loss should be recognized for federal income tax purposes by Nevco as a result of the Merger;

               (4) The aggregate tax basis of Delco Common Stock and Delco Class A Preferred Stock received by each stockholder of Nevco in the Merger should be equal to the aggregate tax basis of Nevco Common Stock and Nevco Class A Stock, respectively, converted in exchange therefor; and

               (5) The holding period of Delco Common Stock and Delco Class A Preferred Stock received by each stockholder of Nevco in the Merger should include the period during which the stockholder held his Nevco Common Stock or Nevco Preferred Stock, as applicable, converted therefor, provided that such Nevco Class A Stock or Nevco Class A Stock, as applicable, is held by the stockholder as a capital asset on the date of the Merger.

         6. ABANDONMENT OF AGREEMENT. This agreement may be abandoned unilaterally by Nevco or by Delco at any time before the Effective Time if (a) any action, suit, proceeding or claim has been instituted, made or threatened relating to the Agreement which shall make consummation of the transactions contemplated hereby inadvisable in the opinion of Nevco or Delco, respectively,
(b) holders of Nevco Class A Stock have exercised their dissenters' rights under the NGCL to an extent that the Board of Directors of Nevco reasonably believes that the costs of satisfying such rights will exceed $100,000 (in the aggregate and including legal fees and other costs and expenses); (c) the American Stock Exchange, Inc. has not approved the listing application of Delco for its shares of Common Stock by May 31, 2002; or (d) for any other reason consummation of the transactions contemplated hereby is inadvisable in the opinion of Nevco or Delco, in its respective sole judgment. Such abandonment shall be effected by written notice by Nevco or Delco to the other party hereto, authorized or approved by the Board of Directors of the party giving such notice. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of Nevco or Delco or the directors, officers, employees, agents or stockholders of any of them. If this Agreement is so abandoned, Nevco shall pay the fees and expenses incurred by itself and Delco in connection with this Agreement and the Merger.

         7. AMENDMENTS. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by the parties hereto with the authorization or approval of the Board of Directors of each of the parties hereto; provided, that after the stockholders of Nevco have considered and approved this Agreement, the provisions of Section 3 hereof relating to the consideration to be exchanged for shares of Nevco Common Stock and Nevco Class A Stock shall not be amended so as to decrease the amount or change the form of such consideration without the further approval of the Nevco stockholders.

         8. FURTHER ASSURANCES. From time to time, as and when required by Delco or by its successors or assigns, and to the extent permitted by law, there shall be executed and delivered on behalf of Nevco such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Delco the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Nevco and otherwise carry out the purposes of this Agreement, and each of the directors and officers of Delco is fully authorized in the name and on behalf of Nevco or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         9. COUNTERPARTS. This Agreement may be executed in one or more counterparts.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to the conflicts of law principles thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                         DIOMED HOLDINGS, INC.
                         (a Nevada corporation)

                         By:_____________________________________
                         Name:
                         Title:


                         Attest: ___________________________________
                         Name:
                         Title:   Secretary

                         DIOMED HOLDINGS (DELAWARE), INC
                            (a Delaware corporation)

                          By:_____________________________________
                          Name:
                          Title:

                          Attest: ___________________________________
                          Name:
                          Title:   Secretary

                    EXHIBIT A TO AGREEMENT AND PLAN OF MERGER

                 FORM OF NEVCO NON-PLAN OPTION NOVATION REQUEST

Diomed Holdings, Inc.
One Dundee Park
Andover, MA  01820
Attn:  Corporate Secretary

Re:  Nevco Non-Plan Option Novation Request


Dear Sir or Madam:

         The undersigned is the holder of the following options (the "Existing Diomed Options") to purchase shares of the Class A Convertible Preferred Stock, par value $.001 per share ("Old Diomed Class A Stock"), of Diomed Holdings, Inc., a Nevada corporation ("Old Diomed"):

               _____________ options to purchase Old Diomed Class A Stock, originally issued pursuant to the Agreement and Plan of Merger dated as of January 27, 2002 among Pashleth Investment Ltd., Diomed Acquisition Corp. and Diomed, Inc., as thereafter assigned to Diomed Holdings, Inc. (the "January 27, 2002 Merger Agreement"), which in turn represented:

                    _____________ options to purchase shares of Old Diomed Common Stock, par value $.01 per share ("Old Diomed Common Stock"), originally issued under the unapproved scheme of Diomed, Ltd.

                    _____________ options to purchase shares of Old Diomed Common Stock, originally issued under the approved scheme of Diomed, Ltd.

                    _____________ options to purchase shares of Old Diomed Common Stock, originally issued on or about July 22, 1998.

Each share of Old Diomed Class A Stock is convertible into four shares of Old Diomed Common Stock.

Pursuant to Section 4(c) of the Agreement and Plan of Merger dated as of April 5, 2002 (the "Migratory Merger Agreement") between Old Diomed and Diomed Holdings (Delaware), Inc., a Delaware corporation ("New Diomed"), the undersigned hereby requests that the Existing Diomed Options be novated by New Diomed to become options equal to four times that number of Existing Diomed Options held by the undersigned to purchase Class A Preferred Stock, par value $.001 per share, of New Diomed ("New Diomed Class A Stock"). Each share of New Diomed Class A Stock is convertible into one share of New Diomed Common Stock, par value $.001 per share ("New Diomed Common Stock").

         The undersigned hereby further requests that New Diomed assume and discharge all obligations of Old Diomed with respect to the Existing Diomed Options such that the Existing Diomed Options be and become obligations solely of New Diomed. The terms and conditions governing the Existing Diomed Options as assumed by New Diomed shall be those of the Existing Diomed Options immediately prior to the Effective Time (as such term is defined in the Migratory Merger Agreement), except as follows:

          1. The number of New Diomed Options shall be equal to four times that number of Existing Diomed Options held by the undersigned.

          2. The exercise price per share under the New Diomed Options shall be one-fourth the exercise price per share set forth in the Existing Diomed Options.

         For consideration hereby received by way of New Diomed's assumption of the Existing Diomed Options and for other good and valuable consideration, the undersigned hereby releases Old Diomed from any and all obligations whatsoever relating to the Existing Diomed Options and will look solely to New Diomed in the event it shall be necessary for the undersigned to enforce any of its rights in connection with such options, as so assumed.

         The novation requested by this Agreement will become effective upon New Diomed's execution of this Agreement in the space provided below.

         The undersigned is tendering to New Diomed not fewer than two counterparts of this request. New Diomed will return one fully executed counterpart of this letter to the undersigned at the address set forth below, mailed by ordinary mail. The undersigned understands and agrees that it is NOT required that the undersigned tender its option certificates representing Existing Diomed Options to New Diomed in connection with this novation request, as those certificates will continue to represent the undersigned's options, as so assumed.

         This novation shall be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles. No amendment of the agreement set forth herein shall be enforceable unless in writing and signed by New Diomed, Old Diomed and the undersigned.


                                Very truly yours,


                                [NAME AND ADDRESS OF OPTIONHOLDER]


                                By:
                                    --------------------------------------------
                                    Name:
                                    Address
                                            ------------------------------------

                                    Contact Telephone number or e-mail address:

                                    --------------------------------------------


Accepted and Agreed to this _____
day of ______________________, 2002:

DIOMED HOLDINGS, INC. (a Delaware corporation)


By:
    -----------------------------------
    Name:
    Title:

                    EXHIBIT B TO AGREEMENT AND PLAN OF MERGER

                     FORM OF NEVCO WARRANT NOVATION REQUEST

Diomed Holdings, Inc.
One Dundee Park
Andover, MA  01820
Attn:  Corporate Secretary

Re:  Nevco Warrant Novation Request


Dear Sir or Madam:

         The undersigned is the holder of the following warrants (the "Existing Diomed Warrants") to purchase shares of the Class A Convertible Preferred Stock, par value $.001 per share ("Old Diomed Class A Stock"), of Diomed Holdings, Inc., a Nevada corporation ("Old Diomed"):

          _____________ warrants to purchase Old Diomed Class A Stock, originally issued pursuant to the Agreement and Plan of Merger dated as of January 27, 2002 among Pashleth Investment Ltd., Diomed Acquisition Corp. and Diomed, Inc., as thereafter assigned to Diomed Holdings, Inc. (the "January 27, 2002 Merger Agreement"), which in turn represented ______________ warrants to purchase shares of Old Diomed Common Stock, par value $.001 per share ("Old Diomed Common Stock"), issued to the undersigned on _______________ ____, ________.

Each share of Old Diomed Class A Stock is convertible into four shares of Old Diomed Common Stock.

Pursuant to Section 4(c) of the Agreement and Plan of Merger dated as of April 5, 2002 (the "Migratory Merger Agreement") between Old Diomed and Diomed Holdings (Delaware), Inc., a Delaware corporation ("New Diomed"), the undersigned hereby requests that the Existing Diomed Options be novated by New Diomed to become options to purchase Class A Preferred Stock, par value $.001 per share, of New Diomed ("New Diomed Class A Stock"). Each share of New Diomed Class A Stock is convertible into one share of New Diomed Common Stock, par value $.001 per share ("New Diomed Common Stock").

         The undersigned hereby further requests that New Diomed assume and discharge all obligations of Old Diomed with respect to the Existing Diomed Options such that the Existing Diomed Warrants be and become obligations solely of New Diomed ("New Diomed Warrants"). The terms and conditions governing the New Diomed Warrants as assumed by New Diomed shall be those of the Existing Diomed Warrants immediately prior to the Effective Time (as such term is defined in the Migratory Merger Agreement), except as follows:

          1. The number of New Diomed Warrants shall be equal to four times that number of Existing Diomed Warrants held by the undersigned.

          2. The exercise price per share under the New Diomed Warrants shall be one-fourth the exercise price per share set forth in the Existing Diomed Warrants.

         For consideration hereby received by way of New Diomed's assumption of the Existing Diomed Options and for other good and valuable consideration, the undersigned hereby releases Old Diomed from any and all obligations whatsoever relating to the Existing Diomed Options and will look solely to New Diomed in the event it shall be necessary for the undersigned to enforce any of its rights in connection with such options, as so assumed.

         The novation requested by this Agreement will become effective upon New Diomed's execution of this Agreement in the space provided below.

         The undersigned is tendering to New Diomed not fewer than two counterparts of this request. New Diomed will return one fully executed counterpart of this letter to the undersigned at the address set forth below, mailed by ordinary mail. The undersigned understands and agrees that it is NOT required that the undersigned tender its warrant certificates representing Existing Diomed Warrants to New Diomed in connection with this novation request, as those certificates will continue to represent the undersigned's warrants, as so assumed.

         This novation shall be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles. No amendment of the agreement set forth herein shall be enforceable unless in writing and signed by New Diomed, Old Diomed and the undersigned.


                                Very truly yours,


                                [NAME AND ADDRESS OF OPTIONHOLDER]


                                By:
                                    --------------------------------------------
                                    Name:
                                    Address
                                            ------------------------------------

                                    --------------------------------------------

                                    Contact Telephone number or e-mail address:

                                    --------------------------------------------


Accepted and Agreed to this _____
day of ______________________, 2002:

DIOMED HOLDINGS, INC. (a Delaware corporation)


By:
    -----------------------------------
    Name:
    Title:

                                                                       EXHIBIT B


                          CERTIFICATE OF INCORPORATION
                                       OF
                        DIOMED HOLDINGS (DELAWARE), INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST. The name of the corporation (hereinafter the "Corporation") is Diomed Holdings (Delaware), Inc.

SECOND. The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, Dover, Delaware 19901, county of Kent. The name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.

THIRD. The nature of the business and the purposes to be conducted and promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as designated by the Board of Directors of the Corporation.

FOURTH.  EXISTENCE. The Corporation is to have perpetual existence.

FIFTH.   CAPITAL STRUCTURE.

Section 1. AUTHORIZED CAPITAL. The aggregate number of shares and the amount of the total authorized capital of this Corporation shall consist of 100,000,000 shares, of which 80,000,000 shall be common stock, $.001 par value, and 20,000,000 shall be preferred stock, $.001 par value.

Section 2. SHARE STATUS. All common shares will be equal to each other, and when issued, shall be fully paid and nonassessable, and the private property of shareholders shall not be liable for corporate debts. Preferred shares shall have such preferences and voting rights as the Directors may assign to them prior to issuance. Each holder of a common share of record shall have one vote for each share of stock outstanding in his or her name on the books of the Corporation and shall be entitled to vote said stock. Each holder of a preferred share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation, if such voting right was assigned by the Board of Directors upon issuance.

Section 3. CONSIDERATION FOR SHARES. The stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be nonassessable.

Section 4. PRE-EMPTIVE RIGHTS. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no pre-emptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.

Section 5. DIVIDENDS. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

Section 6. DISTRIBUTION IN LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock, subject to preferences, if any, granted to holders of the preferred shares. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation from stated capital of the

Corporation, in cash or property, without the vote of the shareholders, in the manner permitted and upon compliance with limitations imposed by law.

Section 7. NO ASSESSMENT. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation or any other purpose.

SIXTH. POWERS OF THE CORPORATION. In furtherance and not in limitation of the powers granted by the State of Delaware, the Corporation shall have the following specific powers:

Section 1. OFFICERS. The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

Section 2. CAPACITY. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

Section 3. ACQUISITIONS. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations or governments.

Section 4. GIFTS. The Corporation shall have the power to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Section 5. RIGHT TO AMEND OR RESTATE ARTICLES. The right is expressly reserved to amend, restate, alter, change, or repeal any provision or provisions contained in this Certificate of Incorporation or any Article herein by a majority vote of the members of the Board of Directors and a majority vote of the shareholders of the Corporation in accordance with the Delaware General Corporation Law.

SEVENTH. VOTING BY SHAREHOLDERS.

Section 1. VOTING RIGHTS; CUMULATIVE VOTING. Each outstanding share of common stock is entitled to one vote and each fractional share of common stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Preferred shares are to have the same voting rights as common shares if so designated by the Board of Directors upon issuance. Cumulative voting shall be applicable to all elections of Directors, such that each holder of capital stock of the Corporation entitled to vote at an election of Directors, or of any class or classes or of a series or several series thereof, shall be entitled to as many votes as shall equal the number of votes which such holder, but for the provision of cumulative voting, would be entitled to cast for the election of Directors multiplied by the number of Directors to be elected, and that such holder may cast all of such votes for a single Director or may distribute that number to be voted for any 2 or more of them as such holder may see fit.

Section 2. MAJORITY VOTE. Except as otherwise provided herein or provided by the Delaware General Corporation Law, when, with respect to any action to be taken by the shareholders of the Corporation, any and every such action shall be taken by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon.

SEVENTH. BOARD OF DIRECTORS. The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be more than seven
(7) or reduced to fewer than one (1).

         In furtherance and not in limitation of the powers conferred by the State of Delaware, the Board of Directors is expressly authorized and empowered:

Section 1. BYLAWS. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeal the Bylaws made by the Board of Directors.

Section 2. BOOKS AND RECORDS. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

Section 3. POWER TO BORROW. To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

Section 4. DIVIDENDS. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus.

Section 5. PROFITS. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purposes.

Section 6. EMPLOYEES' PLANS. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as a part of this Corporation' s legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

Section 7. WARRANTS AND OPTIONS. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

Section 8. COMPENSATION. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

Section 9. NOT IN LIMITATION. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the Bylaws of the Corporation.

Section 10. RIGHT OF DIRECTORS TO CONTRACT WITH CORPORATION. No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

         A. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

         B. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

C.       The contract or transaction is fair and reasonable to the Corporation.

Section 11. CORPORATE OPPORTUNITY. The officers, Directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, Directors and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the officers, Directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the right of any officer, Director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, Director or member of management) from any duties which he or she may have to this Corporation.

Section 12. INITIAL BOARD OF DIRECTORS. The initial Board of Directors shall be comprised of six (6) directors, whose names and addresses are as follows:

         James Arkoosh
         Sam Belzberg
         Peter Norris
         Peter Klein
         Geoffrey Jenkins
         Kim Campbell

         ADDRESS

         The business address for each of the initial directors is: c/o Diomed Holdings, Inc., One Dundee Park, Andover, MA 01810.

EIGHTH. ELIMINATION OF PERSONAL LIABILITY. The personal liability of the Directors of the Corporation is hereby eliminated to the ------ fullest extent permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, as the same may be amended or supplemented.

NINTH.   INDEMNIFICATION.

Section 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while servicing as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including Attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) as authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition (hereinafter an "Advancement of Expenses"); provided, however, that, if and to the extent that the General Corporation Law of the State of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan, shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "Undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "Final Adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Section 2. RIGHT OF INDEMNITEE TO FILE SUIT. If a claim for indemnification (including the Advancement of Expenses) under paragraph (a) of this Section is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty
(20) days, the indemnitee may at any time, thereafter, bring an action against the Corporation to recover the unpaid amount of such claim. If successful in whole or in part in any such action, or in an action brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such action. In any action brought by the indemnitee to enforce a right to indemnification hereunder (but not in an action brought by the indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware. In any action by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a Final Adjudication that the indemnitee has not met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such an action brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of providing that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

Section 3. SERVICE FOR SUBSIDIARIES. Any person serving as a Director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the Corporation (hereinafter a "Subsidiary"), shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

Section 4 RELIANCE. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a Subsidiary shall be conclusively presumed to have relied on the rights to indemnity and Advancement of Expenses contained in this Article NINTH in entering into or continuing such service. The rights to indemnification and to the Advancement of Expenses conferred in this Section shall apply to claims made against in indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

Section 5. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise.

Section 6. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 7. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant right to indemnification and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of Directors and officers of the Corporation.

Section 8. INDEMNIFICATION NOT EXCLUSIVE. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, and the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.

TENTH. The name and street address of the Incorporator signing the Certificate of Incorporation is as follows:

NAME:                                       ADDRESS:

Patrick G. Zabatta                          c/o McGuireWoods LLP
                                            9 West 57th Street, Suite 1620
                                            New York, NY  10019

IN WITNESS WHEREOF, the undersigned Incorporator has set his hand this ________ day of April 2002.




-------------------------------
(Signature)

                                                                       EXHIBIT C

                        DIOMED HOLDINGS (DELAWARE), INC.

                           ---------------------------

                         CERTIFICATE OF DESIGNATIONS OF
                      CLASS A CONVERTIBLE PREFERRED STOCK,
                           PAR VALUE $0.001 PER SHARE

                           ---------------------------

       Pursuant to Section 151(g) of the Delaware General Corporation Law

                           ---------------------------


IT IS HEREBY CERTIFIED that:

         1. The name of the company (hereinafter called the "CORPORATION") is Diomed Holdings (Delaware), Inc., a corporation organized and now existing under the Delaware General Corporation Law ("DGCL").

         2.  The  Certificate  of   Incorporation   of  the   Corporation   (the
"CERTIFICATE OF Incorporation") authorizes the issuance of Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (the "PREFERRED STOCK"), and expressly vests in the Board of Directors of the Corporation the authority to issue any or all of said shares by resolution or resolutions and to establish the designation and number of shares to be issued.

         3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section 151 of the DGCL, has adopted the resolution set forth below to create a series of Preferred Stock designated as Class A Stock. Pursuant to said Section 151, the approval of the Corporation's shareholders was not required.

         RESOLVED, That Eighteen Million (18,000,000) shares of the Twenty Million (20,000,000) shares of Preferred Stock of the Corporation which are authorized shares as of the date of this certificate shall hereby be designated Class A Convertible Preferred Stock, par value $0.001 per share (the "CLASS A STOCK"), and shall possess the rights and preferences set forth below:

              1. DIVIDENDS The holders of the Corporation's common stock shall be entitled, when and if declared by the board of directors of the corporation (the "BOARD OF DIRECTORS"), to cash dividends and distributions out of funds of the corporation legally available for that purpose (collectively, "DISTRIBUTIONS") PRO RATA and PARI PASSU with the holders of the Corporation's common stock, par value $0.001 per share (the "COMMON STOCK") such that the Distributions payable on each issued and outstanding share of the Class A Stock shall be equal to the amount paid on each issued and outstanding share of the Common Stock, and all Distributions shall be declared, paid and set aside ratably on the foregoing basis among the holders of the Class A

Stock and the holders of the Common Stock in proportion to the issued and outstanding shares of the Class A Stock and the Common Stock held by them.

              2. VOTING.

                   (a) The holders of the Class A Stock shall each be entitled to vote the number of votes equal to the number of shares of the Common Stock into which such shares are to be converted pursuant to this Section 4 of this Certificate. Except as expressly set forth in this Section 2 of this Certificate, any matter as to which the holders of Common Stock are entitled to vote shall require the affirmative vote of the holders of a majority of the issued and outstanding shares of the Corporation's capital stock entitled to vote thereon, including the Class A Stock, voting as one class.

                   (b) The affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Stock voting as a separate class, shall be required to change the powers, preferences or special rights of the shares of the Class A Stock in relation to the shares of the Common Stock.

              3. LIQUIDATION.

                   (a) Upon the occurrence of a Liquidating Event (as defined below in Section 3(c) of this Certificate), whether voluntary or involuntary, the holders of the Class A Stock and the Common Stock of all classes shall be entitled to receive, PRO RATA and PARI PASSU out of the assets of the Corporation available for distribution to its stockholders or from the net proceeds from a sale, lease, exchange or other disposition of the assets of the Corporation (in any such case, the "PROCEEDS"), as applicable, as follows: the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Class A Stock and the Common Stock such that the Proceeds distributed on account of each issued and outstanding share of the Class A Stock shall be equal to the amount distributed on account of each issued and outstanding share of the Common Stock in proportion to the issued and outstanding shares of the Class A Stock and the Common Stock held by them.

                   (b) VALUATION. If any asset distributed to holders of the Corporation's common stock upon the occurrence of any Liquidating Event consists of property other than cash or securities, the value of such distribution shall be deemed to be the fair market value thereof at the time of such distribution, as determined in good faith by the Board of Directors. Any securities to be delivered pursuant to this Section 3 shall be valued as follows:

                        (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by Section 3(b)(ii) of this Certificate shall be valued by the Board of Directors at the Market Price (as defined below in Section 3(d) of this Certificate); and

                        (ii) Securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be valued by the Board of Directors at an appropriate discount from the Market Price, as reasonably determined by the Board of Directors in good faith, to reflect the adjusted fair market value thereof.

                   (c) LIQUIDATING EVENT. Any of the following shall be considered a "LIQUIDATING EVENT" and shall entitle the holders of the Class A Stock and the Common Stock to receive promptly after the Corporation's realization thereof, in cash, securities or other property, those amounts specified in Section 3(a) of this Certificate and valued as provided in Section 3(b) of this Certificate:

                        (i) any liquidation, dissolution or winding up of the Corporation; or

                        (ii) any sale, lease, exchange or other disposition of all or (substantially all the Corporation's assets.

                   (d) As used herein, "MARKET PRICE" of any security means the average of the closing prices of such security's sales on the principal securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor origination, in each such case averaged over a period of five days consisting of the day prior to the day as of which Market Price is being determined and the four consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Market Price shall be the fair value thereof determined in good faith by the Board of Directors.

              4. CONVERSION OF SHARES OF THE CLASS A STOCK. Shares of the Class A Stock shall automatically convert into shares of the Common Stock on the basis set forth in, and subject to the limitations of, this Section 4 of this
Certificate:

                   (a) CONVERSION RATIO.

                        (i) Subject to and in compliance with the provisions of this Section 4, each one (1) share of the Class A Stock (or any fraction thereof) shall be converted into one (1) fully paid and nonassessable share (calculated as to each conversion to the nearest one-thousandth of a share) of the Common Stock. The ratio of 1:1, as adjusted pursuant to the Section 4(a)(ii) of this Certificate, is referred to as the "CLASS A CONVERSION RATIO."

                        (ii) SUBDIVISION OR COMBINATION OF THE COMMON STOCK. If the Corporation at any time or from time to time shall declare or pay any dividend on the shares of the Common Stock payable in shares of the Common Stock or in any right to acquire shares of the Common Stock, or shall effect a subdivision of the outstanding shares of the Common Stock into a greater number of shares of the shares of any class of the Common Stock (by stock split, reclassification or otherwise), or if the outstanding shares of the Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of the Common Stock, then the Class A Conversion Ratio in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, such that each share of the Class A Stock is converted into those shares of the Common Stock that represent the economic equivalent of the shares of the Common Stock into which each share of the Class A Stock was convertible immediately prior to such dividend, subdivision, combination or reclassification.

                   (b) AUTOMATIC CONVERSION. All of the outstanding shares of the Class A Stock shall automatically convert into shares of the Common Stock in accordance with the following Sections 4(c) through 4(n) of this Certificate.

                   (c) SHARES ISSUED IN MERGER. If and to the extent that shares of the Class A Stock are held by the Initial Holder to whom such shares were issued as part of the Merger Consideration Shares, such shares of the Class A Stock shall convert into shares of the Common Stock at the following rate:

                        (i) on the date which is the last day of the second Month (the "BENCHMARK MONTH") after the Registration Effectiveness Date, 5% of the shares of the Class A Stock issued to the Initial Holder as his portion of the Merger Consideration Shares shall automatically, and without any action on the part of such Initial Holder, convert into the Conversion Share Amount for such shares of the Class A Stock;

                        (ii) subject to the following clause (iii), on the last day of each Month after the Benchmark Month until the twenty-third Month after the Effective Time Month, an additional 5% of the shares of the Class A Stock issued to the Initial Holder as his portion of the Merger Consideration Shares shall automatically and without any action on the part of such Initial Holder, convert into the Conversion Share Amount of the Class A Stock; and

                        (iii) in all events, and whether or not the SEC has declared the Resale Registration Statement effective, on the last day of the Month that is the twenty-fourth Month after the Effective Time Month, the balance of the Class A Stock not theretofore converted into shares of the Common Stock shall automatically and without any action on the part of the holder thereof be converted into the Conversion Share Amount of the shares of the Class A Stock so held at such date.

The provisions of this Section 4(c) shall also apply to shares of the Class A Stock distributed to any holder as the Penalty Amount; PROVIDED, that if any of the Conversion Dates have occurred prior to the distribution of the Penalty Amount, then the shares of the Penalty Amount distributed to each such holder shall convert into shares of the Common Stock as if the shares of the Penalty Amount had been distributed to such holder as of the Effective Time and such holder had continuously held such shares through the actual date of distribution to such holder.

                   (d) SHARES HELD BY TRANSFEREES OF INITIAL HOLDERS. No Transferee Holder shall have any greater right as to the conversion of the shares of Class A Stock that he holds than the Transferor Holder would have had if the Transferor Holder had not transferred such shares. The rate and amount at which any shares of the Class A Stock at the time held by a Transferee Holder convert into shares of the Common Stock shall be determined as follows:

                        (i) for all  purposes  of all  computations  under  this
         Section 4(d) of this Certificate, on each Conversion Date all shares of the Class A Stock held by Transferor Holder and all Related Transferee Holders shall be aggregated and the Conversion Share Amount determined in accordance therewith shall be allocated among the Transferor Holder and the Related Transferee Holders in proportion to the number of the Class A Stock held by the Transferor Holder and all of the Related Transferee Holders as of the date of determination before giving effect to such conversion. To the extent so permitted by the foregoing, on each Conversion Date the shares of the Class A Stock held by a Transferee Holder shall automatically and without any action on the part of such Transferee Holder convert into the Conversion Share Amount of such shares of the Class A Stock;

                        (ii) on the last day of the Month that is the twenty-fourth Month after the Effective Time Month, the balance of the Class A Stock not theretofore converted into shares of the Common Stock shall automatically and without any action on the part of the holder thereof be converted into the Conversion Share Amount of the shares of the Class A Stock held by such Transferee Holder at such date; and

                        (iii) to facilitate the foregoing provisions, the Corporation shall not be obligated to record any transfer of shares of the Class A Stock on its books and records unless the Transferor Holder (and any Transferee Holder that intends to transfer shares of the Class A Stock) shall have first provided the Corporation with information that identifies any Transferee Holder to whom the shares are to be transferred, the mailing address of each such Transferee Holder and the number of shares of the Class A Stock to be transferred to each such Transferee Holder. The Corporation shall maintain records as to Transferor Holders and Related Transferee Holders.

                   (e) SHARES ISSUED UPON EXERCISE OF OPTIONS OR WARRANTS. If and to the extent that shares of the Class A Stock are held by a person who has obtained such shares upon the exercise of stock options or common stock purchase warrants that became the obligations of the Corporation as part of the Merger, such shares of the Class A Stock shall convert into shares of the Common Stock at the same rate and in the same amounts as conversion would have occurred had such shares of the Class A Stock been issued to such person as part of the Merger Consideration Shares. If any options or warrants, as the case may be, are exercised on a date which is after the Conversion Date referred to in clause (i) of Section 4(c) of this Certificate, then on the last day of the Month in which such exercise occurs shares of the Class A Stock issued on the exercise thereof shall automatically and without any action on the part of such person convert into that Conversion Share Amount which is the sum of all Conversion Share Amounts into which such shares of the Class A Stock would have been converted had they initially been acquired as part of the Merger Consideration Shares.

                   (f) POSTPONEMENT OF CONVERSION. If at any time or times prior to the end of the twelfth month after the Effective Time Month, the Board of Directors shall determine that the Corporation shall offer shares of the Common Stock (or any security convertible into shares of the Common Stock or any security upon the exercise of which shares of the Common Stock may be acquired) to the public or otherwise for purposes of raising funds or acquiring other entities, the Corporation may direct by written notice to all holders of the Class A Stock that further conversion of those shares of the Class A Stock that have not as of such date converted into shares of the Common Stock be postponed for a period of time determined in good faith by the Board of Directors; PROVIDED, that this provision shall in no event postpone any permitted date for conversion beyond the last day of the twenty-fourth Month after the Effective Time Month. At the expiration of the period determined by the Board of Directors, conversion of the shares of the Class A Stock shall resume at the rate and in the amounts to be set by the Board of Directors in its sole discretion, which rate and which amounts shall not, however, exceed two times the rates and amounts respectively set forth in clauses (i), (ii) and (iii) of
Section 4(c) of this Certificate, without any additional accumulation to account for conversion that would have occurred but for the operation of this Section 4(f).

                   (g) SUBSTITUTION OF PROVISIONS GOVERNING CONVERTIBILITY. If at any time or time prior to the end of the twenty-fourth month after the Effective Time Month, the Board of Directors shall enter into a definitive agreement providing for a business combination with a party whose equity securities are registered under the Exchange Act or otherwise are publicly traded and is not an Affiliate of the Corporation, the Board of Directors may determine that upon the consummation of such business combination the provisions of this Section 4 of this Certificate that determine the rate and amounts at which shares of the Class A Stock convert into shares of the Common Stock shall terminate and shall be replaced by other provisions governing the rate and amounts at which shares of the Class A Stock (or shares into which such shares are convertible or exchangeable) convert into shares of the Common Stock (or shares into which such shares are convertible or exchangeable) as long as:

                        (i)  the  Board  of  Directors  and  the   Corporation's
         stockholders approve the business combination;

                        (ii) the new provisions apply equally to all shares of the Class A Stock at the time outstanding; and

                        (iii) the new provisions are in substance not less favorable to the holders of the Class A Stock than the existing provisions governing the rate and amount at which shares of the Class A Stock convert.

                   (h) DISCRETIONARY TERMINATION OF RESTRICTIONS ON CONVERSION. Notwithstanding the provisions of Section 4(c) of this Certificate, at any time after the later of (i) the end of the third Month after the Registration Effectiveness Date and (ii) the end of the twelfth month after the Effective Time Month, the Board of Directors may in its sole discretion accelerate the rate or increase the amounts at which shares of the Class A Stock convert into shares of the Common Stock; PROVIDED, that such acceleration shall apply equally to all shares of the Class A Stock then outstanding. Without limiting the foregoing, the Board of Directors may provide that acceleration of rate and/or amount will occur if the Corporation meets performance objective designated by the Board of Directors.

                   (i) DETERMINATIONS BY THE CORPORATION. In determining Conversion Share Amounts, the determination of the Corporation shall be final, absent manifest error. All Conversion Share Amounts shall be rounded to the nearest one-thousandth of a share.

                   (j) CONVERSION PROCEDURE.

                        (i) Each conversion of shares of the Class A Stock shall be deemed to have been effected as of the close of business on the date on which such shares of the Class A Stock are converted pursuant to the terms of Section 4 of this Certificate. At the time any such conversion has occurred, the rights of the holder of the shares converted as a holder of shares of the Class A Stock shall cease, and the person or persons such shares of the Class A Stock shall become the holder or holders of record of the shares of the Common Stock into which such shares of the Class A Stock were converted.

                        (ii) Subject to the provisions of Section 5 of this Certificate, each holder of the Class A Stock that holds certificated shares of the Class A Stock may at its option at any time deposit with the Corporation or the Corporation's transfer agent one or more certificates representing shares of the Class A Stock with irrevocable written instructions to such transfer agent (with signature medallion guaranteed) to issue to such holder on each and every date on which conversion occurs pursuant to clauses (i), (ii) and (iii) of Section 3(d) of this Certificate share certificates respectively representing the corresponding Conversion Share Amounts and deliver such certificates to such depositing holder at its address on the Corporation's books and records. In addition, any holder of the Class A Stock who has not elected to so deposit its shares of the Class A Stock with the Corporation's transfer agent may at any time and from time to time deliver to the Corporation or its transfer agent one or more certificates representing shares of the Class A Stock with irrevocable written instructions (with signature medallion guaranteed) to issue to such holder share certificates reflecting any conversions to shares of the Common Stock that have theretofore occurred, if in either such case, within 10 business days after conversion of shares of the Class A Stock has occurred, if a properly executed deposit request has been made, or within 10 business days after the Corporation or its transfer agent has received a properly signed conversion request, the Corporation shall deliver to the converting holder:

                             (A) a certificate or certificates  representing the
              number of shares of the Common Stock issuable by reason of such conversion consistent with Section 4 of this Certificate; and

                             (B) if a holder has requested conversion, a certificate representing any shares of the Class A Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which have not converted.

                        (iii) The issuance of certificates for shares of the Common Stock upon conversion of shares of the Class A Stock pursuant to the foregoing clause (ii) shall be made without charge to the holders of such shares of the Class A Stock for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such shares of the Class A Stock) or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of the Common Stock. Upon conversion of each share of the Class A Stock, the Corporation shall take all such actions as are necessary in order to ensure that the shares of the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges and encumbrances with respect to the issuance thereof.

                        (iv) The Corporation shall not close its books against the transfer of Common Stock of any class issued or issuable upon conversion of shares of the Class A Stock in any manner which interferes with the timely conversion of Stock. The Corporation shall assist and cooperate with any holder of such shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Corporation). Shares of the Class A Stock that have been converted shall be cancelled and shall not be held in treasury or otherwise be available for reissuance.

                   (k) EXTRAORDINARY EVENT. Prior to the consummation of any Extraordinary Event, subject to the provisions of Section 4(g) of this Certificate, the Corporation shall make appropriate provisions to ensure that each of the holders of the shares of the Class A Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore receivable upon the conversion of such holder's Class A Stock, such shares of stock, securities or assets as such holder would have received in connection with such Extraordinary Event if such holder had converted its shares of Class A Stock immediately prior to such Extraordinary Event. In each such case, subject to the provisions of
Section 4(g) of this Certificate, the Corporation shall also make appropriate provisions to ensure that the provisions of this Section 4 shall thereafter be applicable to the shares of the Class A Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Class A Conversion Ratio reflecting the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of the Common Stock acquirable and receivable upon conversion of shares of the Class A Stock). Subject to the provisions of Section 4(g) of this Certificate, the Corporation shall not effect any Extraordinary Event, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets assumes in writing the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. As used herein, "EXTRAORDINARY EVENT" means the occurrence or consummation of a transaction or series of related transactions resulting in:
(i) a merger, consolidation, sale or reorganization in which the Corporation or any of its subsidiaries is not the surviving corporation; or (ii) a sale, lease or exchange, directly or indirectly, of all or substantially all of the property and assets of the Corporation, whether or not in the ordinary course of business.

                   (l) NO IMPAIRMENT. Except as expressly provided in Section 4(g) of this Certificate, the Corporation will not, by amendment of this Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the shares of the Class A Stock against impairment.

                   (m) RESERVATION OF COMMON STOCK. The Corporation shall, at all times when shares of the Class A Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of shares of the Class A Stock, such number of its duly authorized shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Stock. Before taking any action which would cause the effective purchase price for the shares of the Class A Stock to be less than the par value of the shares of the Class A Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of such Common Stock at such effective purchase price.

                   (n) DEFINITIONS. As used in this Certificate, the following terms shall have the following definitions:

         "AFFILIATE" has the meaning given to "affiliate of an issuer" under Rule 144.

         "AGREEMENT AND PLAN OF MERGER" means the Agreement and Plan of Merger, dated as of January 29, 2002, by and among Diomed Holdings, Inc., a Nevada corporation which is the predecessor by merger of this Corporation, Diomed Acquisition Corp. and Diomed Inc.

         "CONVERSION DATES" means the dates referred to in clauses (i), (ii) and
(iii) of Section 4(c) of this Certificate on which conversion of the shares of Class A Stock occurs.

         "CONVERSION SHARE AMOUNT" means the number of shares of the Common Stock equal to the product of the (i) Class A Conversion Ratio at the time in effect and (ii) the number of shares of the Class A Stock as to which conversion is occurring. For the avoidance of doubt, if the Class A Conversion Ratio is 1:1 and the number of shares of the Class A Stock as to which conversion is occurring is 300, the Conversion Share Amount is 300 shares of the Common Stock.

                  "EFFECTIVE TIME" has the meaning given it in the Agreement and Plan of Merger.

         "EFFECTIVE TIME MONTH" means the Month and year in which the Effective Time occurred.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "INITIAL HOLDER" means any former stockholder of Diomed, Inc. to whom the Corporation issued shares of the Class A Stock upon the Merger.

         "MERGER" has the meaning given it in the Agreement and Plan of Merger.

         "MERGER CONSIDERATION SHARES" has the meaning given it in the Agreement and Plan of Merger.

         "MONTH" means any full calendar month.

         "PENALTY AMOUNT" has the meaning given it in the Agreement and Plan of Merger.

         "RELATED TRANSFEREE HOLDERS" means all Transferee Holders to whom a given Transferor Holder has transferred shares of the Class A Stock, directly or indirectly, in one or more transactions.

         "REGISTRATION EFFECTIVENESS DATE" means the date on which the SEC first declares the Resale Registration Statement effective.

         "RESALE REGISTRATION STATEMENT" has the meaning given it in the Agreement and Plan of Merger.

         "RULE 144" means Rule 144 promulgated under the Securities Act, as amended from time to time.

         "SEC" means the U.S. Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "TRANSFEREE HOLDER" means any person who is the direct or indirect transferee (whether for value or otherwise) of shares of the Class A Stock.

         "TRANSFEROR HOLDER" means an Initial Holder who transferred all or part of the shares of the Class A Stock issued to him.

         5. UNCERTIFICATED SHARES. The shares of the Class A Stock shall be uncertificated shares; PROVIDED, that in accordance with Section 158 of the DGCL every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation representing the number of shares owned of record by such holder in certificate form.

         6. NEGATIVE COVENANTS. For so long as One Million (1,000,000) shares of the Class A Stock remain issued and outstanding (appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like), the Corporation shall not, without first having obtained the affirmative vote or written consent of the holders of at least 66 2/3% of the shares of the Class A Stock at the time issued and outstanding to:

                   (a) create, authorize or issue any other class or series of capital stock of the Corporation senior to or on parity with the Class A Stock in any respect, or increase the number of authorized shares of any such class or series of capital stock, or increase the authorized number of shares of the Class A Stock;

                   (b) create, authorize or issue any bonds, notes or other securities convertible into, exchangeable for, or evidencing the right to purchase shares of any class or series of capital stock of the Corporation senior to or on parity with the Class A Stock in any respect;

                   (c) pay a dividend on or repurchase any shares of capital stock of the Corporation, other than as necessary to satisfy the terms of the Class A Stock, or repurchases of shares of Common Stock issued pursuant to stock purchase or stock option plans or subject to stock repurchase agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment;

                   (d) merge with or into or consolidate with any other corporation, or sell, lease, or otherwise dispose of all or substantially all of its properties or assets, or voluntarily liquidate, dissolve or wind up;

                   (e) amend or repeal the Certificate of Incorporation or By-laws in any manner that adversely affects the rights of the holders of the Class A Stock

                   (f) reclassify any securities of the Corporation that are junior to the Class A Stock into securities that are senior to or on parity with the Class A Stock in any respect;

                   (g) incur any debt in excess of $1,000,000 secured by assets of the Corporation or its subsidiaries other than debt to a commercial bank or other lending institution which is secured solely by accounts receivable and/or inventory; or

                   (h) substantially alter the nature of the business of the Corporation from that carried on as of the date of initial original issue of shares of the Class A Stock.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designations as the act and deed of the corporation referenced above.



                                         -----------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT D


                                     BYLAWS

                                       OF

                        DIOMED HOLDINGS (DELAWARE), INC.
                            (a Delaware Corporation)

                              ARTICLE I. OFFICES.

SECTION 1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall initially be fixed and located at One Dundee Park, Andover, MA 01810. The Board of Directors (hereinafter the "Board") is granted full power and authority to change said principal executive office from one location to another within or without the State of Delaware. Any such change shall be noted in the Bylaws opposite this Section or this Section may be amended to state the new location.

SECTION 2. OTHER OFFICES. Branch or subordinate offices may be established at any time by the Board at any place or places.

                           ARTICLE II. STOCKHOLDERS.

SECTION 1. PLACE OF MEETINGS. Meetings of stockholders shall be held either at the principal executive office of the Corporation or at any other place within or without the State of Delaware which may be designated by the Board.

SECTION 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on such date and at such time as may be fixed by the Board. At such meetings, directors shall be elected and any other proper business may be transacted.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the Board or the Chairman of the Board. Upon request in writing to the Chairman of the Board, the President, or the Secretary by any person (other than the Board) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, the persons entitled to call the meeting may give the notice.

SECTION 4. NOTICE OF ANNUAL OR SPECIAL MEETING. Written notice of each annual or special meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and in the case of a special meeting, the purpose or purposes for which the meeting is called. Such written notice must be signed by the

President, or any Vice-President, Secretary or any Assistant Secretary. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

         Notice of a stockholders' meeting shall be given either personally or by mail or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States' mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient.

SECTION 5. NOTICE OF BUSINESS. At any meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board, or (b) by a stockholder of record entitled to vote at such meeting who complies with the notice procedures set forth in this Section. For business to be properly brought before a meeting by such a stockholder, the stockholder shall have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, such notice shall be delivered to or mailed and received at the principal executive office of the Corporation not less than thirty days nor more than ninety days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than forty days' notice of the date of the meeting is given by the Corporation, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. Such stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting, and in the event that such business includes a proposal to amend either the Certificate of Incorporation or the Bylaws of the Corporation, the language of the proposed amendment, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of stock of the Corporation which are owned by such stockholder, and (d) any material personal interest of such stockholder in such business. If notice has not been given pursuant to this Section, the Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the proposed business was not properly brought before the meeting, and such business may not be transacted at the meeting.

SECTION 6. NOTICE OF BOARD CANDIDATE. At any meeting of stockholders, a person may be a candidate for election to the Board only if such person is nominated
(a) by or at the direction of the Board, (b) by any nominating committee or person appointed by the Board, or (c) by a stockholder of record entitled to vote at such meeting who complies with the notice procedures set forth in this Section. To properly nominate a candidate, a stockholder shall give timely notice of such nomination in writing to the Secretary of the Corporation. To be timely, such notice shall be delivered to or mailed and received at the principal executive office of the Corporation not less than thirty days nor more than ninety days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than forty days' notice of the date of the meeting is given by the Corporation, notice of such nomination to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Corporation which are owned by the person, and (iv) any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and number of shares of stock of the Corporation owned by such stockholder. The Corporation may require such other information to be furnished respecting any proposed nominee as may be reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election by the stockholders as a director at any meeting unless nominated in accordance with this Section.

SECTION 7. QUORUM AND ADJOURNMENT. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law or by the Certificate of Incorporation; PROVIDED, HOWEVER, that the stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. If it shall appear that such quorum is not present or represented at any meeting of stockholders, the Chairman of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Chairman of the meeting may determine that a quorum is present based upon any reasonable evidence of the presence, in person or by proxy, of stockholders holding a majority of the outstanding votes, including without limitation, evidence from any record of stockholders who have signed a register indicating their presence at the meeting.

SECTION 8. VOTING. In all matters, when a quorum is present at any meeting, the vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. Such vote may be via voice or by written ballot; provided, HOWEVER, that the Board may, in its discretion, require a written ballot for any vote, and further provided that all elections for directors must be by written ballot upon demand made by a stockholder at any election and before the voting begins.

         Unless otherwise provided in the Certificate of Incorporation (which provides for cumulative voting in all elections for directors), each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

SECTION 9. RECORD DATE. The Board may fix, in advance, a record date for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful actions. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action.

SECTION 10. CONSENT OF ABSENTEES; WAIVER OF NOTICE. The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though had a meeting been duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice.

SECTION 11. PROXIES. Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such stockholder and filed with the Secretary. Any proxy duly executed is not revoked and continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting; PROVIDED, HOWEVER, that no proxy shall be valid after expiration of three (3) years from the date of its execution unless otherwise provided in the proxy.

SECTION 12. JUDGES OF ELECTION. The Board may appoint a Judge or Judges of Election for any meeting of stockholders. Such Judges shall decide upon the qualification of the voters and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. The Judges need not be stockholders, and any officer of the Corporation may be a Judge on any position other than a vote for or against a proposal in which such person shall have a material interest.

SECTION 13. STOCKHOLDER LISTS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any lawful purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 14. ACTION WITHOUT MEETING. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                            ARTICLE III. DIRECTORS.

SECTION 1. POWERS. Subject to the limitations of the Certificate of Incorporation or these Bylaws or by Section 141 of the Delaware General Corporation Law, relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation to management or other persons provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in these Bylaws:

     (a) To select and remove all the other officers, agents and employees of the Corporation, prescribe the powers and duties for them as may not be inconsistent with law, with the Certificate of Incorporation or these Bylaws and fix their compensation.

     (b) To conduct, manage and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with law, or with the Certificate of Incorporation or these Bylaws, as they may deem best.

     (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and such certificates from time to time as in their judgment they may deem best.

     (d) To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful.

     (e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

SECTION 2. NUMBER OF DIRECTORS. The authorized number of directors of the Corporation shall be fixed from time to time by resolution adopted by the Board, but such number shall be no less than three (3) and no more than seven (7).

SECTION 3. ELECTION AND TERM OF OFFICE. Directors shall be elected at the annual meeting of stockholders and each director shall hold office until his successor is elected and qualified or until his death, retirement, earlier resignation or removal.

SECTION 4. VACANCIES. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. Vacancies in the Board may be filled by the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his or her successor is elected at an annual or special meeting of the stockholders.

SECTION 5. PLACE OF MEETING. Regular or special meetings of the Board shall be held at any place designated from time to time by the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the Corporation.

SECTION 6. REGULAR MEETINGS. Regular meetings of the Board shall be held without call at such dates, times and places as the Board may establish from time to time. Call and notice of all regular meetings of the Board are hereby dispensed with.

SECTION 7. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board or by any two
(2) directors.

         Special meetings of the Board shall be held upon four (4) days' written notice or twenty-four (24) hours' notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. Members of the Board may participate in special meetings of the Board by conference telephone in accordance with Section 9 of this Article III.

         Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

SECTION 8. QUORUM AND VOTING. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum. Until the authorized number of directors of the Corporation is fixed at five (5) or greater, every act or decision done or made by the unanimous vote of all directors then in office, and no other act or decision, shall be regarded as the act of the Board. Thereafter, every act or decision done or made by the unanimous vote of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for such meeting.

SECTION 9. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. If a director wishes to participate in any meeting of the Board by way of conference telephone, then the Corporation shall provide conference telephone facilities to enable such participation.

SECTION 10. WAIVER OF NOTICE. The transactions of any meeting of the Board, however called and noticed, and wherever held, are as valid as though had a meeting been duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 11. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

SECTION 12. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

SECTION 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board or committee thereof may be taken without a meeting if all members of the Board or committee shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board or committee and shall be filed with the minutes of the proceedings of the Board or committee.

SECTION 14. COMMITTEES. The Board shall appoint an audit committee and a compensation committee and may appoint one (1) or more other committees, each consisting of two (2) or more directors, and delegate to such committees any of the authority of the Board except with respect to:

     (a) The approval of any action for which the DELAWARE REVISED STATUTES, Chapter 78, also requires stockholders approval or approval of the outstanding shares;

     (b) The filling of vacancies on the Board or in any committee;

     (c) The fixing of compensation of the directors for serving on the Board or on any committee;

     (d) The amendment or repeal of Bylaws or the adoption of new Bylaws;

     (e) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

     (f) The appointment of other committees of the Board or the members thereof.

         Each such committee shall be appointed by resolution adopted by the unanimous vote of the Board of Directors and may be designated an Executive Committee or by such other name as the Board shall specify. The Board shall have the power to prescribe the manner in which the proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, the regular and special meetings and other actions of any such committee shall be governed by the provisions of this Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

SECTION 15. RIGHTS OF INSPECTION. Every director shall have the absolute right at any reasonable time to inspect and copy all the books, records and documents of every kind and to inspect physical properties of the Corporation and also of its subsidiary Corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

SECTION 16. ADVISORY DIRECTORS. The Board of Directors may appoint such additional advisory directors (by whatever name designated) to advise the Board on such matters and in such fashion as the Board may from time to time request. Such advisory directors shall be entitled to notice of, and to attend, regular and special meetings of the Board, but shall not be entitled to vote at such meetings and may be appointed or removed at the pleasure of the Board. Such advisory directors shall not be deemed to be regular members of the Board of Directors or employees of the Corporation for any purpose whatsoever.

                             ARTICLE IV. OFFICERS.

SECTION 1. OFFICERS. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, and a Treasurer, as well as any other officers so designated by the Board. The Corporation may also have, at the discretion of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Financial Officers, and such other officers as may be elected or appointed in accordance with the provisions of Section 2 of this Article. More than two (2) offices may be held by the same person.

SECTION 2. APPOINTMENT OF OFFICERS. The officers of the Corporation shall be appointed by the Board of Directors. Each of these officers shall hold office for such period and shall have such authority and perform such duties as are prescribed by these Bylaws or determined from time to time by the Board of Directors.

SECTION 3. REMOVAL AND RESIGNATION. Any officer may be removed, with or without cause, by the Board of Directors at any time or by any officer upon whom such power of removal may be conferred by the Board in writing. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

         Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

SECTION 5. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Board and shall have such other powers and duties as may from time to time be assigned by the Board.

SECTION 6. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer, subject to the control of the Board, the committees of the Board and the Chairman of the Board, is the general manager of the Corporation. The Chief Executive Officer shall have supervising authority over and may exercise general executive power concerning the supervision, direction and control of the business and officers of the Corporation, with the authority from time to time to delegate to the President and other officers such executive powers and duties as the Chief
Executive Officer may deem advisable. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board and the stockholders.

SECTION 7. PRESIDENT. Unless otherwise determined by the Board, the President is the chief operating officer of the Corporation and, subject to the control of the Board, the committees of the Board, the Chairman of the Board and the Chief Executive Officer, has supervisory authority over and may exercise general executive powers concerning the operations, business and subordinate officers of the Corporation, with the authority from time to time to delegate to other officers such executive powers and duties as the President may deem advisable. In the absence of the Chairman of the Board and the Chief Executive Officer, the President shall preside at all meetings of the stockholders and at all meetings of the Board. The President has the general powers and duties of management usually vested in the office of President of a corporation and such other powers and duties as may be prescribed by the Board.

SECTION 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.

SECTION 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, and the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive office or business office.

         The Secretary shall keep, or cause to be kept, at the principal executive office a share register, or a duplicate share register, showing the name of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

SECTION 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and surplus shares. The Chief Financial Officer is responsible for the formulation of the Corporation's accounting policies, procedures and practices, and the preparation of the Corporation's financial reports. The Chief Financial Officer shall establish and administer a plan for the financial control of the Corporation and compare performance with that plan.. The books of account shall at all times be open to inspection by any director.

         The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

         The Financial Officer or Officers, who are subordinate to the Chief Financial Officer, if any, shall, in the absence or disability of the Chief Financial Officer, or at his request, perform his duties and exercise his powers and authority, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

SECTION 11. TREASURER. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the President and directors, whenever they request it, an account of all transaction as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

                               ARTICLE V. STOCK.

SECTION 1. UNCERTIFICATED SHARES. To the extent provided in the Certificate of Incorporation or Certificate of Designation designating the preferences, rights and limitation of any Class of preferred stock the stock of the Corporation shall be certificated. To the extent not so provided, or if so provided then as to every holder of stock that exercises its statutory rights to written information as to its shares of the Corporation, every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President, and by the Chief Financial Officer or a subordinate Financial Officer, or the Secretary or an Assistant Secretary certifying the number of shares owned in the Corporation. Any or all of the signatures on the certificate may be a facsimile signature. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of the issuance.

SECTION 2. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, then to the extent shares of such class are certificated, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock. Except as otherwise required pursuant to Sections 151 and/or 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

SECTION 3. TRANSFERS OF STOCK. Upon surrender of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, or, in the case of uncertificated shares, such documentation as the Corporation or its transfer agent may reasonably require, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 4. LOST, STOLEN OR DESTROYED CERTIFICATES. The Board may direct a new certificate or certificates be issued in place of any certificate theretofore issued alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance, require the owner of such certificate or certificates, or such person's legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the lost, stolen or destroyed certificate.

SECTION 5. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by applicable law.

                         ARTICLE VI. OTHER PROVISIONS.

SECTION 1. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other instrument in writing and any assignment or endorsements thereof executed or entered into between the Corporation and any other person, when signed by the Chairman of the Board, the Secretary or the Chief Financial Officer of the Corporation shall be valid and binding on the Corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

SECTION 2. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman, the Chief Executive Officer, the Secretary, the Chief Financial Officer and any other officer or officers authorized by the Board or the Chairman are each authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such officer or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

SECTION 3. SEAL. It shall not be necessary to the validity of any instrument executed by any authorized officer or officers of the Corporation that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts and writings of all kinds signed on behalf of the Corporation by any authorized officer or officers shall be as effectual and binding on the Corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto. The Board may give general authority to any officer to affix the seal of the Corporation and to attest the affixing by signature.

SECTION 4. FISCAL YEAR. The fiscal year of the Corporation shall be December 31 unless otherwise fixed by resolution of the Board.

SECTION 5. DIVIDENDS. Dividends on the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law, and may be paid in cash, in property or in shares of capital stock.

         Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall determine to be in the best interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                         ARTICLE VII. INDEMNIFICATION.

SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Delaware as the same exist or may hereafter be amended (but in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said laws permitted the Corporation to provide prior to such amendment) against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this bylaw or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; PROVIDED, HOWEVER, that, except as provided in
Section 2 of this Article, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was initiated or authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; PROVIDED, HOWEVER, that, if the Delaware General Corporation Law (in Section 151 thereof or elsewhere) so requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. In no event shall anything herein contained be so construed as to permit the Board to authorize payment of, or the Corporation to pay, any amounts for any purpose where the director or officer was engaged in any action or activity known to him or her while so engaged to be unlawful, nor any action or activity constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties and obligations to the Corporation and the stockholders. The rights set forth herein shall not be exclusive of other right to which any director or officer may be entitled as a matter of law. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

SECTION 2. RIGHT OF CLAIMANT TO BRING SUIT.  If a claim under  Section 1 of this
Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

SECTION 3. NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware law.

SECTION 5. EXPENSES AS A WITNESS. To the extent that any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

SECTION 6. INDEMNITY AGREEMENTS. The Corporation may enter into indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such officers, employees and agents as the Board may designate, such indemnity agreements to provide in substance that the Corporation will indemnify such persons to the full extent contemplated by this Article.

SECTION 7. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VII by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or other of the Corporation existing at the time of the amendment, repeal or modification.

                           ARTICLE VIII. AMENDMENTS.

         These Bylaws may be altered, amended, or repealed at any regular meeting of the stockholders (or at any special meeting thereof duly called for the purpose) by a majority vote of the shares represented and entitled to vote at such meeting and, to the extent required by the terms of any shares of preferred stock, by such vote or consent as may be required from the holders of such preferred stock; provided that in the notice of such special meeting, notice of such purpose shall be given. Subject to the laws of the State of Delaware, the Board of Directors may, by unanimous vote, amend these Bylaws, or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

                                                                       EXHIBIT E


                             NEVADA REVISED STATUTES

                  CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES
                               AND DOMESTICATIONS


                           RIGHTS OF DISSENTING OWNERS

         NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

         NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

         NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

         NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

         NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

         NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

         NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

         NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

         NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995,
2087)

         NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

         NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

         NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

         1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 OF NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection
1. (Added to NRS by 1995, 2088)

         NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

         1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

               (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

                    (1) If approval by the stockholders is required for the
               merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

                    (2) If  the  domestic  corporation  is a  subsidiary  and is merged with its parent pursuant to NRS 92A.180.

               (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

               (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

         2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation. (Added to NRS by 1995, 2087; A 2001, 1414, 3199)

         NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

               (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

               (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                    (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                         (I) The surviving or acquiring entity; or

                         (II) Any other entity which, at the effective date of
                    the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                    (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088)

         NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

               (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

               (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

         NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730)

         NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                  (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (b) Must not vote his shares in favor of the proposed action.

         2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)

         NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

         1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

               (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

               (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

               (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

               (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

               (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

         NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

         1. A stockholder to whom a dissenter's notice is sent must:

               (a) Demand payment;

               (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

               (c) Deposit his certificates, if any, in accordance with the terms of the notice.

         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

         NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. (Added to NRS by 1995, 2090)

         NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

               (a) Of the county where the corporation's registered office is located; or

               (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

         2. The payment must be accompanied by:

               (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

               (b) A statement of the subject corporation's estimate of the fair value of the shares;

               (c)  An explanation of how the interest was calculated;

               (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

               (e) A copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2090)

         NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)

         NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)

         NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

               (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

               (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091)

         NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

               (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

               (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092)

                              DIOMED HOLDINGS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James Arkoosh, Peter Klein and Lisa Bruneau, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in Diomed Holdings, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on May 13, 2002 or any adjournments thereof.

1. PROPOSAL TO APPROVE THE REINCORPORATION PROPOSAL, INCLUDING THE AGREEMENT AND PLAN OF MERGER:

  [ ] FOR                   [ ] AGAINST                       [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

The undersigned acknowledges receipt of the Notice of said Special Meeting and of the Proxy Statement attached thereto.

                                    Dated:                         , 2002
                                          -------------------------------


                                    -------------------------------------------
                                                   Signature


                                    -------------------------------------------
                                            Signature, if held jointly

                                    PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS
                                    PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE
                                    FULL TITLE AS SUCH.

Please mark, sign, date and return the proxy card using the enclosed envelope.